April 30, 1999

NORTHWESTERN
MUTUAL LIFE-Registered Trademark-
The Quiet Company-Registered Trademark-

NML Variable Annuity Account C

Group Combination Annuity Contracts for
Retirement Plans of Self-Employed Persons and Their Employees




Northwestern Mutual
Series Fund, Inc. and
Russell Insurance Funds

The Northwestern Mutual
Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI  53202
(414) 271-1444



PROSPECTUSES

PROSPECTUS

GROUP COMBINATION ANNUITY CONTRACTS
NML VARIABLE ANNUITY ACCOUNT C

This prospectus describes group combination annuity contracts (the "Contracts") offered by The Northwestern Mutual Life Insurance Company ("Northwestern Mutual Life") for use in connection with plans and trusts meeting the requirements of Sections 401 or 403(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Such plans, which are popularly called "HR-10 Plans", afford certain federal income tax benefits to self-employed individuals and to employees and their beneficiaries.

The Contracts provide for the accumulation of funds and the payment of retirement benefits to participants or their beneficiaries ("Annuitants"). You may accumulate funds on a variable or fixed or combination basis. We will pay retirement benefits in a lump sum or under a variable or fixed annuity payment plan. Annuity benefits are described in individual certificates issued to Annuitants.

We fund variable accumulations and retirement benefits through NML Variable Annuity Account C (the "Account"), our separate account. This prospectus describes only the Account and the variable provisions of the Contracts except where there are specific references to the fixed provisions. The Account has sixteen Divisions. You may direct how net considerations are allocated among the Divisions.

We use NML Variable Annuity Account C (the "Account") to keep the money you invest separate from our general assets. The money in the Account is invested in the eleven portfolios of Northwestern Mutual Series Fund, Inc. and the five Russell Insurance Funds. You select the Portfolios or Funds in which you want to invest. The Account has 16 Divisions that correspond to the 11 Portfolios and 5 Funds in which you may invest. The Contracts also permit you to invest on a fixed basis, at rates that we determine. This prospectus describes only the Account and the variable provisions of the Contracts except where there are specific references to the fixed provisions.

We offer two versions of the Contracts: front-load Contracts and simplified-load Contracts. (See "Expense Table", p. 3, and "Deductions", p. 14.)

This prospectus is a concise description of the information you should know before you buy a Contract. We have filed additional information about the Contracts with the Securities and Exchange Commission in a Statement of Additional Information. We incorporate the Statement of Additional Information into this prospectus by reference. We will send you the Statement of Additional Information without charge if you write to The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202, or call us at Telephone Number (414) 271-1444. You will find the table of contents for the Statement of Additional Information following page 15 of this prospectus.

This prospectus is valid only when accompanied by the current prospectuses for Northwestern Mutual Series Fund, Inc. and Russell Insurance Funds which are attached to this prospectus. You should retain this prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Date of this prospectus and the Statement of Additional Information is April 30, 1999

                                       --

CONTENTS FOR THIS PROSPECTUS

                                                           Page
                                                           -----
PROSPECTUS............................................           1

  Group Combination Annuity Contracts
   NML Variable Annuity Account C.....................           1

INDEX OF SPECIAL TERMS................................           3

  Penalty Tax on Premature Payments...................           3

EXPENSE TABLE.........................................           3

ACCUMULATION UNIT VALUES..............................           5

THE COMPANY...........................................           8

NML VARIABLE ANNUITY ACCOUNT C........................           8

THE FUNDS.............................................           8

THE CONTRACTS.........................................           9

  Unallocated Group Annuity Contracts.................           9

  Purchase Payments Under the Contracts...............           9

    Amount and Frequency..............................           9

    Application of Purchase Payments..................           9

  Net Investment Factor...............................          10

  Benefits Provided Under the Contracts...............          10

    Surrender or Withdrawal Value.....................          10

    Retirement Benefits...............................          10

                                                           Page
                                                           -----

  Variable Payment Plans..............................          10

    Description of Payment Plans......................          11

    Amount of Annuity Payments........................          11

    Assumed Investment Rate...........................          11

  Additional Information..............................          11

    Transfers Between Divisions and
     Payment Plans....................................          11

    Owners of the Contracts...........................          12

    Deferment of Benefit Payments.....................          12

    Dividends.........................................          12

    Substitution and Change...........................          12

    Amendments and Termination........................          12

    Financial Statements..............................          12

FEDERAL INCOME TAXES..................................          13

  Contribution Limits.................................          13

  Taxation of Contract Benefits.......................          13

  Taxation of Northwestern Mutual Life................          13

DEDUCTIONS............................................          14

DISTRIBUTION OF THE CONTRACTS.........................          15

CONTRACTS ISSUED PRIOR TO
  JANUARY 1, 1992.....................................          15

YEAR 2000 ISSUES......................................          15

   THE TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION APPEARS
               ON THE PAGE FOLLOWING PAGE 15 OF THIS PROSPECTUS.

                                       --

INDEX OF SPECIAL TERMS

THE FOLLOWING SPECIAL TERMS USED IN THIS PROSPECTUS ARE DISCUSSED AT THE PAGES INDICATED.

TERM                                           PAGE
------------------------------------------     -----
Accumulation Unit.........................           9
Annuity (or Annuity Payments).............          11
Net Investment Factor.....................          10
Surrender or Withdrawal Value.............          10

TERM                                           PAGE
------------------------------------------     -----
Annuitant.................................          12
Owner.....................................          12
Payment Plans.............................          11

PENALTY TAX ON PREMATURE PAYMENTS Premature payment of benefits under an annuity contract may cause a penalty tax to be incurred. (See "Taxation of Contract Benefits", p. 13.)

--------------------------------------------------------------------------------
EXPENSE TABLE

FRONT-LOAD CONTRACT
TRANSACTION EXPENSES FOR
CONTRACTOWNERS
Maximum Sales Load (as a percentage of
purchase payments)....................       4.5%
Installation Fee......................       None
ANNUAL EXPENSES OF THE ACCOUNT
(AS A PERCENTAGE OF ASSETS)
Mortality and Expense Risk Fees.......      0.65%
Total Separate Account Annual
Expenses..............................      0.65%

    ------------------------------------------------------------------------

SIMPLIFIED-LOAD CONTRACT
TRANSACTION EXPENSES FOR
CONTRACTOWNERS
Maximum Sales Load (as a percentage of
purchase payments)....................       None
Installation Fee......................  $     750
ANNUAL EXPENSES OF THE ACCOUNT
(AS A PERCENTAGE OF ASSETS)
Mortality and Expense Risk Fees.......      1.25%
Total Separate Account Annual
Expenses..............................      1.25%

ANNUAL EXPENSES OF THE PORTFOLIOS AND FUNDS
(AS A PERCENTAGE OF THE ASSETS)

                                                                                                                  TOTAL ANNUAL
                                                                                                                    EXPENSES
                                                                     MANAGEMENT FEES                             (AFTER EXPENSE
                                                                   (AFTER FEE WAIVER)       OTHER EXPENSES       REIMBURSEMENT)
                                                                 -----------------------  -------------------  -------------------
NORTHWESTERN MUTUAL SERIES FUND, INC.
  Small Cap Growth Stock*......................................              .80%                   .20%                1.00%
  Aggressive Growth Stock......................................              .52%                   .00%                 .52%
  International Equity.........................................              .67%                   .09%                 .76%
  Index 400 Stock*.............................................              .25%                   .10%                 .35%
  Growth Stock.................................................              .45%                   .01%                 .46%
  Growth and Income Stock......................................              .57%                   .01%                 .58%
  Index 500 Stock..............................................              .20%                   .01%                 .21%
  Balanced.....................................................              .30%                   .00%                 .30%
  High Yield Bond..............................................              .49%                   .01%                 .50%
  Select Bond..................................................              .30%                   .00%                 .30%
  Money Market.................................................              .30%                   .00%                 .30%
RUSSELL INSURANCE FUNDS**
  Multi-Style Equity...........................................              .49%                   .43%                 .92%
  Aggressive Equity............................................              .53%                   .72%                1.25%
  Non-U.S......................................................              .00%                  1.30%                1.30%
  Real Estate Securities*......................................              .85%                   .30%                1.15%
  Core Bond....................................................              .12%                   .68%                 .80%

------------------------

* Expenses are estimated for these new Portfolios and Funds, for 1999 at annualized rates.

** For the Russell Insurance Funds, the adviser has voluntarily agreed to waive a portion of the management fee, up to the full amount of the fee, equal to the amount by which the Fund's total operating expenses exceed the amounts shown above under "Total Annual Expenses (After Expense Reimbursement)". The adviser has also agreed to reimburse the Fund for all remaining expenses after fee waivers which exceed the amounts shown above under that heading. Absent the fee waiver and expense reimbursement, the management fees and total annual expenses would be .78% and 1.21% for the Multi-Style Equity Fund; .95% and 1.67% for the Aggressive Equity Fund; .95% and 2.37% for the Non-U.S. Fund; .85% and 1.15% for the Real Estate Securities Fund; and .60% and 1.28% for the Core Bond Fund.

                                       --

--------------------------------------------------------------------------------

EXAMPLE

FRONT-LOAD CONTRACT The plan would pay the following expenses on each $1,000 investment, assuming 5% annual return:

                                                          1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                        -----------  -----------  -----------  -----------
NORTHWESTERN MUTUAL SERIES FUND, INC.
  Small Cap Growth Stock..............................   $      61    $      95    $     131    $     232
  Aggressive Growth Stock.............................   $      56    $      80    $     106    $     181
  International Equity................................   $      59    $      88    $     119    $     206
  Index 400 Stock.....................................   $      55    $      75    $      98    $     162
  Growth Stock........................................   $      56    $      79    $     103    $     174
  Growth and Income Stock.............................   $      57    $      82    $     110    $     187
  Index 500 Stock.....................................   $      53    $      71    $      91    $     146
  Balanced............................................   $      54    $      74    $      95    $     156
  High Yield Bond.....................................   $      56    $      80    $     105    $     178
  Select Bond.........................................   $      54    $      74    $      95    $     156
  Money Market........................................   $      54    $      74    $      95    $     156
RUSSELL INSURANCE FUNDS
  Multi-Style Equity..................................   $      60    $      92    $     127    $     223
  Aggressive Equity...................................   $      63    $     102    $     143    $     257
  Non-U.S.............................................   $      64    $     103    $     145    $     262
  Real Estate Securities..............................   $      62    $      99    $     138    $     247
  Core Bond...........................................   $      59    $      89    $     121    $     211

SIMPLIFIED LOAD CONTRACT The plan would pay the following expenses on each $1,000 investment, assuming 5% annual return:

                                                          1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                        -----------  -----------  -----------  -----------
NORTHWESTERN MUTUAL SERIES FUND, INC.
  Small Cap Growth Stock..............................   $      25    $      73    $     123    $     260
  Aggressive Growth Stock.............................   $      20    $      58    $      98    $     210
  International Equity................................   $      23    $      65    $     111    $     236
  Index 400 Stock.....................................   $      19    $      53    $      89    $     192
  Growth Stock........................................   $      20    $      56    $      95    $     204
  Growth and Income Stock.............................   $      21    $      60    $     101    $     217
  Index 500 Stock.....................................   $      17    $      49    $      82    $     177
  Balanced............................................   $      18    $      51    $      87    $     187
  High Yield Bond.....................................   $      20    $      57    $      97    $     208
  Select Bond.........................................   $      18    $      51    $      87    $     187
  Money Market........................................   $      18    $      51    $      87    $     187
RUSSELL INSURANCE FUNDS
  Multi-Style Equity..................................   $      24    $      70    $     119    $     252
  Aggressive Equity...................................   $      28    $      80    $     135    $     285
  Non-U.S.............................................   $      28    $      82    $     138    $     290
  Real Estate Securities..............................   $      27    $      77    $     130    $     275
  Core Bond...........................................   $      23    $      67    $     113    $     240

NOTE: THE PURCHASE PAYMENTS FOR EITHER A FRONT-LOAD CONTRACT OR A
SIMPLIFIED-LOAD CONTRACT MUST REACH A TOTAL MINIMUM AMOUNT OF $25,000 DURING THE FIRST CONTRACT YEAR. THE NUMBERS ABOVE MUST BE MULTIPLIED BY 25 TO FIND THE EXPENSES FOR A FRONT-LOAD CONTRACT OR A SIMPLIFIED-LOAD CONTRACT OF THIS MINIMUM SIZE.

The purpose of the table above is to assist you in understanding the expenses paid by the Account and the Portfolios and Funds borne by investors in the Contracts. The sales load for a front-load Contract depends on the amount of cumulative purchase payments. For both Contracts an annual administration fee of $150 applies if the Contract value is less than $25,000 on the Contract anniversary. The table does not include any expenses for premium taxes. We currently make no charges for premium taxes. See "Deductions," p. 14, for additional information about expenses for the Contracts. The expenses shown in the table for the Portfolios and Funds show the annual expenses for each, as a percentage of their average net assets, based on 1998 operations for the Portfolios and their predecessors and the Funds. Expenses for Portfolios and Funds which have not begun operations are estimated. Expenses for each of the Russell Insurance Funds reflect fee waivers and expense reimbursements that the Funds' adviser has voluntarily agreed to make for 1999. These may be changed at any time without notice. Absent the fee waivers and expense reimbursements the expenses would be higher. See the disclosure at the bottom of page 3. For additional information about expenses of the Portfolios and Funds, see the prospectuses for Northwestern Mutual Series Fund, Inc. and the Russell Insurance Funds attached to this prospectus.

The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown, subject to the guarantees of the Contracts.

                                       --

ACCUMULATION UNIT VALUES

CONTRACTS ISSUED AFTER DECEMBER 31, 1991

                                                        FOR THE YEARS ENDED DECEMBER 31
                                  ---------------------------------------------------------------------------
                                    1998       1997       1996       1995       1994       1993       1992
                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------
AGGRESSIVE GROWTH STOCK DIVISION
Front Load Version
  Beginning of Period...........     $2.350     $2.078     $1.777     $1.284     $1.226     $1.036      $.984
  End of Period.................     $2.512     $2.350     $2.078     $1.777     $1.284     $1.226     $1.036
Simplified Load Version
  Beginning of Period...........     $3.598     $3.200     $2.753     $2.001     $1.922     $1.634     $1.562
  End of Period.................     $3.822     $3.598     $3.200     $2.753     $2.001     $1.922     $1.634

Number of Units
 Outstanding, End of Period
  Front Load....................  2,921,309  3,169,006  3,197,341  2,242,402  1,206,187  1,370,746    821,911
  Simplified Load...............  8,671,088  8,989,193  7,872,553  5,316,689  3,503,170  1,538,447    411,718

INTERNATIONAL EQUITY DIVISION
Front Load Version
  Beginning of Period*..........     $1.881     $1.686     $1.402     $1.232     $1.241     $1.000         --
  End of Period.................     $1.958     $1.881     $1.686     $1.402     $1.232     $1.241         --
Simplified Load Version
  Beginning of Period*..........     $1.829     $1.649     $1.380     $1.220     $1.236     $1.000         --
  End of Period.................     $1.893     $1.829     $1.649     $1.380     $1.220     $1.236         --

Number of Units
 Outstanding, End of Period
  Front Load....................  2,807,888  3,021,349  2,709,249  2,009,228  1,453,091    743,216         --
  Simplified Load...............  6,652,248  7,247,144  5,703,032  3,972,573  2,764,466    591,810         --

GROWTH STOCK DIVISION
Front Load Version
  Beginning of Period**.........     $2.035     $1.577     $1.313     $1.010     $1.000         --         --
  End of Period.................     $2.561     $2.035     $1.577     $1.313     $1.010         --         --
Simplified Load Version
  Beginning of Period**.........     $1.991     $1.552     $1.300     $1.006     $1.000         --         --
  End of Period.................     $2.491     $1.991     $1.552     $1.300     $1.006         --         --

Number of Units
 Outstanding, End of Period
  Front Load....................    845,190    710,110    587,482    361,207    149,268         --         --
  Simplified Load...............  3,373,983  2,159,985  1,742,522    586,644    177,918         --         --

GROWTH AND INCOME STOCK
 DIVISION
Front Load Version
  Beginning of Period+..........     $2.002     $1.550     $1.300     $0.998     $1.000         --         --
  End of Period.................     $2.449     $2.002     $1.550     $1.300     $0.998         --         --
Simplified Load Version
  Beginning of Period+..........     $1.959     $1.525     $1.287     $0.994     $1.000         --         --
  End of Period.................     $2.382     $1.959     $1.525     $1.287     $0.994         --         --

Number of Units
 Outstanding, End of Period
  Front Load....................  2,452,149  1,970,478  1,357,354    861,211    418,974         --         --
  Simplified Load...............  5,876,089  4,547,004  2,769,823  1,733,022    745,425         --         --

INDEX 500 STOCK DIVISION
Front Load Version
  Beginning of Period...........     $2.564     $1.937     $1.588     $1.165     $1.159     $1.062      $.997
  End of Period.................     $3.279     $2.564     $1.937     $1.588     $1.165     $1.159     $1.062
Simplified Load Version
  Beginning of Period...........     $3.240     $2.463     $2.032     $1.499     $1.500     $1.384     $1.306
  End of Period.................     $4.119     $3.240     $2.463     $2.032     $1.499     $1.500     $1.384

Number of Units
 Outstanding, End of Period
  Front Load....................  4,231,423  3,966,706  3,880,961  2,399,586  1,918,074  1,919,768    921,624
  Simplified Load...............  10,493,642 9,442,314  8,015,553  5,080,179  3,939,802  2,767,397    599,961

 * The initial investment in the International Equity Division was made on April 30, 1993.

 ** The initial investments in the Growth Stock Division and High Yield Bond Division were made on May 3, 1994.

 + The initial investment in the Growth and Income Stock Division was made on May 3, 1994.

                                       --

ACCUMULATION UNIT VALUES

CONTRACTS ISSUED AFTER DECEMBER 31, 1991

                                                      FOR THE YEARS ENDED DECEMBER 31
                                ---------------------------------------------------------------------------
                                  1998       1997       1996       1995       1994       1993       1992
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------
BALANCED DIVISION
Front Load Version
  Beginning of Period.........     $1.931     $1.600     $1.419     $1.130     $1.138     $1.045      $.999
  End of Period...............     $2.281     $1.931     $1.600     $1.419     $1.130     $1.138     $1.045
Simplified Load Version
  Beginning of Period.........     $5.796     $4.830     $4.311     $3.453     $3.497     $3.232     $3.107
  End of Period...............     $6.805     $5.796     $4.830     $4.311     $3.453     $3.497     $3.232

Number of Units
 Outstanding, End of Period
  Front Load..................  6,324,558  6,187,478  5,934,240  5,275,308  3,879,218  4,987,943  3,980,687
  Simplified Load.............  7,165,398  6,839,439  5,971,232  4,902,410  4,108,593  3,002,098  1,445,698

HIGH YIELD BOND DIVISION
Front Load Version
  Beginning of Period**.......     $1.630     $1.416     $1.190     $1.026     $1.000         --         --
  End of Period...............     $1.590     $1.630     $1.416     $1.190     $1.026         --         --
Simplified Load Version
  Beginning of Period**.......     $1.595     $1.394     $1.178     $1.022     $1.000         --         --
  End of Period...............     $1.546     $1.595     $1.394     $1.178     $1.022         --         --

Number of Units
 Outstanding, End of Period
  Front Load..................    441,272    423,726    275,323     90,184     47,321         --         --
  Simplified Load.............  1,917,813  1,219,819    626,090    313,810    149,862         --         --

SELECT BOND DIVISION
Front Load Version
  Beginning of Period.........     $1.490     $1.370     $1.335     $1.128     $1.169     $1.066     $1.003
  End of Period...............     $1.585     $1.490     $1.370     $1.335     $1.128     $1.169     $1.066
Simplified Load Version
  Beginning of Period.........     $6.768     $6.261     $6.137     $5.217     $5.437     $4.990     $4.722
  End of Period...............     $7.157     $6.768     $6.261     $6.137     $5.217     $5.437     $4.990

Number of Units
 Outstanding, End of Period
  Front Load..................  2,718,375  2,574,248  2,676,832  1,800,898  1,668,091  2,389,345    736,697
  Simplified Load.............  1,231,485  1,034,899    966,414    677,396    503,763    328,979    133,930

MONEY MARKET DIVISION
Front Load Version
  Beginning of Period.........     $1.249     $1.192     $1.140     $1.084     $1.048     $1.026      $.999
  End of Period...............     $1.308     $1.249     $1.192     $1.140     $1.084     $1.048     $1.026
Simplified Load Version
  Beginning of Period.........     $2.340     $2.246     $2.161     $2.067     $2.012     $1.980     $1.940
  End of Period...............     $2.436     $2.340     $2.246     $2.161     $2.067     $2.012     $1.980

Number of Units
 Outstanding, End of Period
  Front Load..................  1,905,815  1,710,473  2,829,669  2,956,017  3,313,061    218,747    127,838
  Simplified Load.............  6,483,460  5,844,682  3,818,067  1,890,645  1,453,033    810,405    485,704

 * The initial investment in the International Equity Division was made on April 30, 1993.

 ** The initial investments in the Growth Stock Division and High Yield Bond Division were made on May 3, 1994.

 + The initial investment in the Growth and Income Stock Division was made on May 3, 1994.

                                       --

ACCUMULATION UNIT VALUES

CONTRACTS ISSUED BETWEEN APRIL 30, 1984 AND DECEMBER 31, 1991

                                                                 FOR THE YEARS ENDED DECEMBER 31
                                                    ----------------------------------------------------------
                                                       1998        1997        1996        1995        1994
                                                    ----------  ----------  ----------  ----------  ----------
AGGRESSIVE GROWTH STOCK
 DIVISION
  Beginning of Period*............................     $37.055     $32.543     $27.649     $19.849     $18.832
  End of Period...................................     $39.854     $37.055     $32.543     $27.649     $19.849

Number of Units Outstanding, End of Period........   1,801,179   1,935,434   1,944,411   1,397,885   1,239,328

INTERNATIONAL EQUITY DIVISION
  Beginning of Period**...........................      $1.938      $1.726      $1.427      $1.245      $1.246
  End of Period...................................      $2.032      $1.938      $1.726      $1.427      $1.245

Number of Units Outstanding, End of Period........  20,139,790  23,069,550  20,439,570  14,747,734  15,153,296

GROWTH STOCK DIVISION
  Beginning of Period+............................     $20.837     $16.047     $13.272     $10.145          --
  End of Period...................................     $26.399     $20.837     $16.047     $13.272          --

Number of Units Outstanding, End of Period........     651,556     482,897     378,236      63,881          --

GROWTH AND INCOME STOCK
 DIVISION
  Beginning of Period+............................     $20.502     $15.767     $13.143     $10.024          --
  End of Period...................................     $25.246     $20.502     $15,767     $13.143          --

Number of Units Outstanding, End of Period........     801,964     711,558     424,144     117,004          --

INDEX 500 STOCK DIVISION
  Beginning of Period++...........................     $36.142     $27.134     $22.105     $16.105     $15.916
  End of Period...................................     $46.522     $36.142     $27.134     $22.105     $16.105

Number of Units Outstanding, End of Period........   2,699,180   2,558,205   2,386,284   2,232,983   2,284,637

BALANCED DIVISION
  Beginning of Period.............................     $71.491     $58.832     $51.856     $41.029     $41.036
  End of Period...................................     $84.987     $71.491     $58.832     $51.856     $41.029

Number of Units Outstanding, End of Period........   1,211,837   1,341,930   1,489,658   1,889,324   2,327,834

HIGH YIELD BOND DIVISION
  Beginning of Period+............................     $16.693     $14.409     $12.030     $10.302          --
  End of Period...................................     $16.385     $16.693     $14.409     $12.030          --

Number of Units Outstanding, End of Period........     301,661     235,585     119,423      21,583          --

SELECT BOND DIVISION
  Beginning of Period.............................     $83.939     $76.682     $74.223     $62.322     $64.139
  End of Period...................................     $89.873     $83.939     $76.682     $74.223     $62.322

Number of Units Outstanding, End of Period........      84,033      85,036      97,868     124,163     150,232

MONEY MARKET DIVISION
  Beginning of Period.............................     $27.435     $26.011     $24.706     $23.346     $22.436
  End of Period...................................     $28.924     $27.435     $26.011     $24.706     $23.346

Number of Units Outstanding, End of Period........      45,209      38,584      57,013      62,209     200,510


                                                       1993        1992        1991        1990        1989
                                                    ----------  ----------  ----------  ----------  ----------
AGGRESSIVE GROWTH STOCK
 DIVISION
  Beginning of Period*............................     $15.810     $14.923     $10.000          --          --
  End of Period...................................     $18.832     $15.810     $14.923          --          --
Number of Units Outstanding, End of Period........     910,764     594,531      40,650          --          --
INTERNATIONAL EQUITY DIVISION
  Beginning of Period**...........................      $1.000          --          --          --          --
  End of Period...................................      $1.246          --          --          --          --
Number of Units Outstanding, End of Period........   1,128,950          --          --          --          --
GROWTH STOCK DIVISION
  Beginning of Period+............................          --          --          --          --          --
  End of Period...................................          --          --          --          --          --
Number of Units Outstanding, End of Period........          --          --          --          --          --
GROWTH AND INCOME STOCK
 DIVISION
  Beginning of Period+............................          --          --          --          --          --
  End of Period...................................          --          --          --          --          --
Number of Units Outstanding, End of Period........          --          --          --          --          --
INDEX 500 STOCK DIVISION
  Beginning of Period++...........................     $14.500     $13.519     $10.000          --          --
  End of Period...................................     $15.916     $14.500     $13.519          --          --
Number of Units Outstanding, End of Period........   2,454,444     246,820      36,842          --          --
BALANCED DIVISION
  Beginning of Period.............................     $37.449     $35.557     $28.690     $28.392     $24.560
  End of Period...................................     $41.036     $37.449     $35.557     $28.690     $28.392
Number of Units Outstanding, End of Period........   2,660,165   2,787,942   2,872,612   2,853,458   2,721,226
HIGH YIELD BOND DIVISION
  Beginning of Period+............................          --          --          --          --          --
  End of Period...................................          --          --          --          --          --
Number of Units Outstanding, End of Period........          --          --          --          --          --
SELECT BOND DIVISION
  Beginning of Period.............................     $58.132     $54.335     $46.489     $42.915     $37.688
  End of Period...................................     $64.139     $58.132     $54.335     $46.489     $42.915
Number of Units Outstanding, End of Period........     157,630     170,104     162,656     139,272     131,612
MONEY MARKET DIVISION
  Beginning of Period.............................     $21.814     $21.110     $19.973     $18.488     $16.965
  End of Period...................................     $22.436     $21.814     $21.110     $19.973     $18.488
Number of Units Outstanding, End of Period........     341,361     355,217     476,920     427,960     289,871

  * The initial investment in the Aggressive Growth Stock Division was made on January 25, 1991.

  ** The initial investment in the International Equity Division was made on April 30, 1993.

  + The initial investments in the Growth Stock Division, Growth and Income Stock Division, and High Yield Bond Division were made on May 3, 1994.

 ++ The initial investment in the Index 500 Stock Division was made on January 16, 1991.

                                       --

THE COMPANY

The Northwestern Mutual Life Insurance Company was organized by a special act of the Wisconsin Legislature in 1857. It is the nation's fourth largest life insurance company, based on total assets in excess of $77 billion on December 31, 1998, and is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. Northwestern Mutual Life sells life and disability insurance policies and annuity contracts through its own field force of approximately 6,000 full time producing agents. The Home Office of Northwestern Mutual Life is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

"We" in this prospectus means Northwestern Mutual Life.

--------------------------------------------------------------------------------

NML VARIABLE ANNUITY ACCOUNT C

We established the Account on July 22, 1970 by action of our Board of Trustees in accordance with the provisions of the Wisconsin insurance law.

The Account has sixteen Divisions. The money you invest to provide variable benefits under your Contract is placed in one or more of the Divisions as you direct.

Under Wisconsin law, the investment operations of the Account are kept separate from our other operations. The values for your Contract will not be affected by income, gains or losses for the rest of our business.

The income, gains or losses, realized or unrealized, for the assets we place in the Account for your Contract will determine the value of your Contract benefits and will not affect the rest of our business. The assets in the Account are reserved for you and other Contract owners, although the assets belong to us and we do not hold the assets as a trustee. We and our creditors cannot reach those assets to satisfy other obligations until our obligations under your Contract have been satisfied. But all of our assets (except those we hold in some other separate accounts) are available to satisfy our obligations under your Contract.

The Account is not registered as an investment company under the Investment Company Act of 1940.

--------------------------------------------------------------------------------

THE FUNDS

Northwestern Mutual Series Fund, Inc. is composed of eleven separate portfolios which operate as separate mutual funds. The portfolios are the Small Cap Growth Stock Portfolio, Aggressive Growth Stock Portfolio, International Equity Portfolio, Index 400 Stock Portfolio, Growth Stock Portfolio, Growth and Income Stock Portfolio, Index 500 Stock Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and Money Market Portfolio. The Account buys shares of each Portfolio at net asset value, that is, without any sales charge.

Northwestern Mutual Investment Services, LLC ("NMIS"), our wholly-owned subsidiary, is the investment adviser to the Fund. We provide the people and facilities that NMIS uses in performing its investment advisory functions, and we are a party to the investment advisory agreement. We and NMIS also perform certain administrative functions and act as co-depositors of the Account. NMIS has retained J.P. Morgan Investment Management, Inc. and Templeton Investment Counsel, Inc. under investment sub-advisory agreements to provide investment advice to the Growth and Income Stock Portfolio and the International Equity Portfolio.

The Russell Insurance Funds include five separate portfolios which operate as separate mutual funds. These are the Multi-Style Equity Fund, Aggressive Equity Fund, Non-U.S. Fund, Real Estate Securities Fund and Core Bond Fund. The Account buys shares of each of the Russell Insurance Funds at net asset value, that is, without any sales charge.

The assets of each of the Russell Insurance Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company ("Russell"), and an affiliate of

                                       --

Russell, Frank Russell Investment Management Company ("FRIMCo"). FRIMCo also advises, operates and administers the Russell Insurance Funds. Russell is our majority-owned subsidiary.

FOR MORE INFORMATION REGARDING THE MUTUAL FUNDS, INCLUDING INFORMATION ABOUT THEIR INVESTMENT OBJECTIVES AND EXPENSES, SEE THE PROSPECTUSES FOR NORTHWESTERN MUTUAL SERIES FUND, INC. AND RUSSELL INSURANCE FUNDS ATTACHED TO THIS PROSPECTUS. YOU SHOULD READ THE MUTUAL FUND PROSPECTUSES CAREFULLY BEFORE YOU INVEST IN THE CONTRACTS.

--------------------------------------------------------------------------------

THE CONTRACTS

UNALLOCATED GROUP ANNUITY CONTRACTS

The Contracts are unallocated group annuity contracts. The Contracts do not provide for the establishment of individual accounts for Plan or Trust participants until participants become entitled to receive benefits from the Plan or Trust. When a participant retires or otherwise becomes entitled to receive benefits, you may direct us to pay annuity benefits to the participant. (See "Retirement Benefits", p. 10). We will then issue the Annuitant a Certificate describing the benefits which have been selected. (See "Variable Payment Plans", p. 10) Benefits available to Participants are determined entirely by the provisions of the Plan or Trust.

PURCHASE PAYMENTS UNDER THE CONTRACTS

AMOUNT AND FREQUENCY You determine the amount and frequency of purchase payments subject to the provisions of the Plan or Trust. You may pay larger or additional purchase payments. However, we will not accept (a) any purchase payment unless it is a contribution for funding or for the payment of fees or loads under a pension or profit-sharing plan or trust which meets the requirements of Section 401 of the Code or the requirements for deduction of the employer's contribution under Section 404(a)(2) of the Code; or (b) any purchase payment of less than $100.

You may pay purchase payments monthly, quarterly, semiannually, annually or on any other frequency acceptable to us. If a purchase payment is not paid when due, or if we decline to accept a purchase payment as provided above, the Contract will continue in force unless you redeem all Accumulation Units for their value. You may resume payment of purchase payments at any time the Contract is in force.

APPLICATION OF PURCHASE PAYMENTS We credit net purchase payments to your Contract, after deduction of any sales load or installation fee, and we allocate the payments as you direct. To the extent that you direct a net purchase payment to accumulate on a variable basis we place it in the Account and allocate it to one or more Divisions. Assets we allocate to each Division we thereupon invest in shares of the Portfolio or Fund which corresponds to that Division. If we receive no allocation instructions, we will place the net purchase payment in the Money Market Division.

We apply payments we place in the Account to provide "Accumulation Units" in one or more Divisions. Accumulation Units represent your interest in the Account. The number of Accumulation Units provided by each net purchase payment is determined by dividing the amount to be allocated to a Division by the value of an Accumulation Unit in that Division, based upon the next valuation of the assets of the Division we make after we receive your purchase payment at our Home Office. Receipt of purchase payments at a lockbox facility we have designated will be considered the same as receipt at the Home Office. We value assets as of the close of trading on the New York Stock Exchange for each day the Exchange is open.

The number of your Accumulation Units will be increased by additional purchase payments and decreased by withdrawals. The investment experience of the Account does not change the number (as distinguished from the value) of your Accumulation Units.

The value of an Accumulation Unit in each Division varies with the investment experience of the Division. This in turn is determined by the investment experience of the corresponding Portfolio or Fund. We determine the value of an Accumulation Unit on any date by multiplying the value on the immediately preceding valuation date by the net investment factor for the Division for the current period. (See "Net Investment Factor", p. 10) Since you bear the investment risk, there is no guarantee as to the aggregate value of your Accumulation Unit. That value may be less than, equal to or more than the cumulative net purchase payments you have made.

                                       --

NET INVESTMENT FACTOR

For each Division the net investment factor for any period ending on a valuation date is 1.000000 plus the net investment rate for the Division for that period. Under the Contract the net investment rate is related to the assets of the Division. However, since all amounts are simultaneously invested in shares of the corresponding Portfolio or Fund when allocated to the Division, calculation of the net investment rate for each of the Divisions may also be based upon the change in value of a single share of the corresponding Portfolio or Fund.

Thus, for example, in the case of the Balanced Division the net investment rate is equal to (a) the change in the net asset value of a Balanced Portfolio share for the period from the immediately preceding valuation date up to and including the current valuation date, plus the per share amount of any dividends and other distributions made by the Balanced Portfolio during the valuation period, less a deduction for any applicable taxes or for any expenses resulting from a substitution of securities, (b) divided by the net asset value of a Balanced Portfolio share at the beginning of the valuation period, (c) less an adjustment to provide for the charge for mortality rate and expense guarantees. (See "Deductions", p. 14.)

The Portfolios and Funds will distribute investment income and realized capital gains to the Account Divisions. We will reinvest those distributions in additional shares of the same Portfolio or Fund. Unrealized capital gains and realized and unrealized capital losses will be reflected by changes in the value of the shares held by the Account.

BENEFITS PROVIDED UNDER THE CONTRACTS

The benefits provided under the Contracts consist of a surrender value and a retirement benefit. Subject to the restrictions noted below, we will pay all of these benefits in a lump sum or under the payment plans described below. We will take the amounts required to pay benefits from the Divisions of the Account, or from the value accumulated on a fixed basis, as you direct.

SURRENDER OR WITHDRAWAL VALUE To the extent permitted by the Plan or Trust, you may terminate the Contract and redeem the value of Accumulation Units credited to the Contract. We determine the value, which may be either greater or less than the amount you have paid, as of the valuation date coincident with or next following our receipt of a written request for termination. Request forms are available from our Home Office and our agents. You may surrender a portion of the Accumulation Units on the same basis.

A payee under Payment Plan 1 may elect to withdraw the present value of any unpaid income payments at any time. Upon death during the certain period of the payee under Plan 2 or both payees under Plan 3, the beneficiary may elect to withdraw the present value of any unpaid payments for the certain period. We base the withdrawal value on the Annuity Unit value on the withdrawal date, with the unpaid payments discounted at the Assumed Investment Rate. (See "Description of Payment Plans", p. 11)

RETIREMENT BENEFITS You may direct us to pay retirement benefits to an Annuitant at any time while your Contract is in force. Upon your request, benefits may be paid in a lump sum or under the Payment Plans described below. Your request will state the Payment Plan you have elected and the amount and date of the first payment. Amounts distributed to an Annuitant may be subject to federal income tax. A 10% penalty tax may be imposed on the taxable portion of premature payments of benefits (prior to age 59 1/2 or disability) unless payments are made after the employee separates from service and payments are either paid in substantially equal installments over the life or life expectancy of the employee or are paid on account of early retirement after age 55.

We will determine the amount required to pay the annuity or cash benefits and will redeem Accumulation Units in that amount. There is no assurance that amounts accumulated under the Contract will be sufficient to provide the retirement benefits under the Plan or Trust.

VARIABLE PAYMENT PLANS

We will pay part or all of the benefits under a Contract under a variable payment plan you select. Under a variable plan the payee bears the entire investment risk, since no guarantees of investment return are made. Accordingly, there is no guarantee of the amount of the variable payments, and you must expect the amount of such payments to change from month to month.

Under a variable Payment Plan an Annuitant must select the initial allocation of variable benefits among the Divisions. The Annuitant may name and change the beneficiaries of unpaid payments for the specified period under Plan 1 or the certain period under Plans 2

                                       --
or 3. We will issue the Annuitant a Certificate describing the variable annuity benefits and including beneficiary provisions of annuity contracts we issue on the date of issue of the Certificate. For a discussion of tax considerations and limitations regarding the election of payment plans, see "Federal Income Taxes",
p. 13.

DESCRIPTION OF PAYMENT PLANS  The following payment plans are available:

1. PAYMENTS FOR A CERTAIN PERIOD. An annuity payable monthly for a specified period of five to 30 years.

2. LIFE ANNUITY WITH OR WITHOUT CERTAIN PERIOD. An annuity payable monthly until the payee's death, or until the expiration of a selected certain period, whichever is later. After the payee's death during the certain period, if any, payments becoming due are paid to the designated contingent beneficiary. A certain period of either 10 or 20 years may be selected, or a plan with no certain period may be chosen.

3. JOINT AND SURVIVOR LIFE ANNUITY WITH CERTAIN PERIOD. An annuity payable monthly for a certain period of 10 years and thereafter to the Annuitant and the Joint Annuitant for their joint lives. On the death of either payee, payments continue for the remainder of the 10 years certain or the remaining lifetime of the survivor, whichever is longer.

A Payment Plan must result in payments that meet the minimums we require for annuity payment plans on the date you elect the plan. From time to time we may establish payment plan rates with greater actuarial value than those stated in the Contract and make them available at the time of settlement. We may also make available other payment plans, with provisions and rates as we publish for those plans.

AMOUNT OF ANNUITY PAYMENTS We will determine the amount of the first annuity payment on the basis of the particular Payment Plan you select, the annuity payment rate and, for plans involving life contingencies, the Annuitant's adjusted age. We will calculate the amount of the first annuity payment on a basis that takes into account the length of time over which we expect annuity payments to continue. The first payment will be lower for an Annuitant who is younger when payments begin, and higher for an Annuitant who is older, if the payment plan involves life contingencies. The first payment will be lower if the payment plan includes a longer certain period. Variable annuity payments after the first will vary from month to month and will depend upon the number and value of Annuity Units credited to the Annuitant. Annuity Units represent the interest of the Annuitant in each Division of the Account.

ASSUMED INVESTMENT RATE The payment rate tables for the Contracts are based upon an Assumed Investment Rate of 3 1/2%. Payment rate tables based upon an Assumed Investment Rate of 5% are also available where permitted by state law.

The Assumed Investment Rate affects both the amount of the first variable payment and the amount by which subsequent payments increase or decrease. The Assumed Investment Rate does not affect the actual value of the future payments as of the date when payments begin.

Over a period of time, if each Division achieved a net investment result exactly equal to the Assumed Investment Rate applicable to a particular Payment Plan, the Annuity Unit for each Division would not change in value, and the amount of annuity payments would be level. However, if the Division achieved a net investment result greater than the Assumed Investment Rate, the amount of annuity payments would increase. Similarly, if the Division achieved a net investment result smaller than the Assumed Investment Rate, the amount of annuity payments would decrease.

A higher Assumed Investment Rate will result in a larger initial payment but more slowly rising and more rapidly falling subsequent payments than a lower Assumed Investment Rate.

ADDITIONAL INFORMATION

TRANSFERS BETWEEN DIVISIONS AND PAYMENT PLANS You may change the allocation of net purchase payments among the Divisions or transfer Accumulation Units from one Division to another at any time. After the effective date of a variable Payment Plan the Annuitant may transfer Annuity Units from one Division to another. Changes in allocation and transfers are effective on the date we receive a written request at our Home Office or on a future specified date.

We will adjust the number of Accumulation or Annuity Units to be credited to reflect the respective value of the Accumulation and Annuity Units in each of the Divisions. You may transfer Accumulation Units among the Divisions up to twelve times in a Contract year without charge. The charge for each additional transfer is $25. We may set charges and waiting periods for transfers of Annuity Units.

                                       --

If you contemplate the transfer of funds from one Division to another, you should consider the risk inherent in a switch from one investment medium to another. In general, frequent transfers based on short-term expectations for the securities markets, especially transfers of large sums, will tend to accentuate the danger that a transfer will be made at an inopportune time.

After the effective date of a variable Payment Plan which includes the right of withdrawal a payee may transfer the withdrawal value to any other Payment Plan. An administrative charge may apply.

OWNERS OF THE CONTRACTS The Owner of the Contract has the sole right to exercise all rights and privileges under the Contract, except as the Contract otherwise provides. The Owner is ordinarily the employer, a custodian or trustee. In this prospectus, "you" means the owner or a prospective purchaser of a Contract. The Annuitant is a Participant in the Plan or Trust who has been named to receive annuity payments in accordance with the provisions of the Plan or Trust.

DEFERMENT OF BENEFIT PAYMENTS We reserve the right to defer determination and payment of the surrender value of the Accumulation Units, the withdrawal value under a variable Payment Plan, or the payment of benefits under a variable Payment Plan. Deferral will arise only if the right to redeem shares of a Portfolio or Fund is suspended, payment of the redemption value is postponed, or the New York Stock Exchange is closed, or trading thereon is restricted; or an emergency exists, as a result of which it is not reasonably practical for us to dispose of securities we own, or to determine the value of Accumulation or Annuity Units.

DIVIDENDS The Contracts share in our divisible surplus, except while payments are being made under a payment plan. Our divisible surplus is determined annually. We credit each Contract's share, if any, as a dividend on the Contract anniversary. Under the terms of the Contract, we will apply any dividend as a net purchase payment allocated to the Money Market Division.

On Group Combination Annuity Contracts, dividends arise principally as a result of more favorable expense experience than that assumed in determining mortality rate and expense guarantee charges. The dividend is based on the average variable Contract value which is defined as the value of the Accumulation units on the last Contract anniversary adjusted to reflect any transactions since that date which increased or decreased the Contract's interest in the Account.

For 1999, all front-load and simplified-load Contracts with an average variable Contract value of $250,000 or more will receive a dividend of 0.25% of the average variable Contract value. For the simplified-load Contracts, this factor increases to 0.75% on the portion of the average variable Contract value in excess of $500,000. In future years, dividends will continue to be based on actual experience, and as a result, the factors may be different from those stated above.

SUBSTITUTION AND CHANGE We reserve the right to (a) substitute other securities for shares of each Portfolio or Fund held by any Division, or (b) change the provisions of the Contracts to assure qualification for tax benefits under the Internal Revenue Code or to comply with any other applicable federal or state laws. We may make appropriate endorsement on Contracts having an interest in the Account and take such other action as may be necessary to effect the substitution or change. You will be given prompt notice after any substitution or change.

AMENDMENTS AND TERMINATION After the fifth Contract year, we may amend the Contract with respect to (1) the sales load; (2) the maximum annual annuity rate and expense guarantee charge; (3) the administration fee; (4) the transfer fee;
(5) the minimum amounts for purchase payment(s) and for the Contract value; or
(6) the payment rate tables which are included in the Contract.

An amendment will not become effective until after we have given you at least 30 days' written notice. An Amendment to the payment rate tables will not apply to a Payment Plan that starts before the amendment becomes effective.

We reserve the right to terminate a Contract if representations you have made to us are or become incorrect. You may terminate a Contract in whole or in part at any time and we will pay you the value of the Accumulation Units.

FINANCIAL STATEMENTS Financial statements of the Account and financial statements of Northwestern Mutual Life appear in the Statement of Additional Information.

                                       --

FEDERAL INCOME TAXES

We offer the Contracts only for use under tax-qualified plans meeting the requirements of Sections 401 and 403(a) of the Code. However, in the event we should issue Contracts pursuant to HR-10 Plans, trusts or custodial accounts which at the time of issuance are not qualified under the Code, some or all of the tax benefits described herein may be lost.

CONTRIBUTION LIMITS

Any employer, including a self-employed person, can establish a plan under
Section 401(a) or 403(a) for participating employees. As a general rule, annual contributions to a defined contribution plan made by the employer and the employee cannot exceed the lesser of $30,000 or 25% of compensation or earned income (up to $160,000, indexed).

Qualified plans are subject to minimum coverage, nondiscrimination and spousal consent requirements. In addition, "top heavy" rules apply if more than 60% of the contributions or benefits are allocated to certain highly compensated employees. Violations of the contribution limits or other requirements may disqualify the plan and/or subject the employer to taxes and penalties.

TAXATION OF CONTRACT BENEFITS

No tax is payable as a result of any increase in the value of a Contract until benefits from the Contract are received. Benefits received as annuity payments will be taxable as ordinary income when received in accordance with Section 72 of the Code. As a general rule, where an employee makes nondeductible contributions to the Plan, the payee may exclude from income that portion of each benefit payment which represents a return of the employee's "investment in the contract" as defined in Section 72 until the entire "investment in the contract" is recovered. A 50% penalty tax may be imposed on payments to the extent they are less than certain required minimum amounts. In addition, a 10% penalty tax may be imposed on benefits paid in excess of the benefits provided under the Plan formula if the payee is or was a "5% owner" of the employer while a participant in the Plan.

Benefits paid in a form other than an annuity will be taxed as ordinary income when received except for that portion of the payment, if any, which represents a return of the employee's "investment in the contract". Benefits received as a "lump sum distribution" may be eligible for a separate tax averaging calculation and, with certain limited exceptions, all benefits are subject to tax-free rollover provisions of the Code. A 10% penalty tax may be imposed on the taxable portion of premature payments of benefits (prior to age 59 1/2 or disability) unless payments are made after the employee separates from service and payments are either paid in substantially equal installments over the life or life expectancy of the employee or are paid on account of early retirement after age 55 or unless payments are made for medical expenses in excess of 7.5% of the employee's Adjusted Gross Income.

A loan from the Plan to an employee, other than an owner-employee, may be taxable as ordinary income depending on the amount and terms of the loan. A loan to an owner-employee is a prohibited transaction under the Code and could disqualify the Plan.

Benefit payments will be subject to mandatory 20% withholding unless (1) they are rolled over directly to another tax-qualified plan or an individual retirement arrangement, (2) they are paid in substantially equal installments over the life or life expectancy of the employee (or of the employee and the employee's beneficiary) or over a period of 10 years or more, or (3) they are "required minimum distributions."

The rules governing plan provisions, payments and deductions and taxation of distributions from such Plans and Trusts, as set forth in the Code and the regulations relating thereto, are complex and cannot be readily summarized. Furthermore, special rules are applicable in many situations. You should consult qualified tax counsel before you adopt an HR-10 pension or profit-sharing plan or trust.

TAXATION OF NORTHWESTERN MUTUAL LIFE

We may charge the appropriate Contracts with their shares of any tax liability which may result from the maintenance or operation of the Divisions of the Account. We are currently making no charge. (See "Net Investment Factor", p. 10 and "Deductions", p. 14.)

                                       --

DEDUCTIONS

We will make the following deductions:

1.  DEDUCTIONS FROM PURCHASE PAYMENTS.

Front-Load Contract

We deduct a sales load from all purchase payments we receive. The sales load compensates us for the costs we incur in selling the Contracts. We base the deduction on the cumulative amounts we have received and the rates in the table below:

CUMULATIVE PURCHASE PAYMENTS
PAID UNDER THE CONTRACT                                   RATE
-----------------------------------------------------  -----------
First $150,000.......................................        4.5%
Next $350,000........................................        3.0%
Next $500,000........................................        1.0%
Balance over $1,000,000..............................         .5%

Simplified-Load Contract

We deduct an installation fee in the amount of $750 from the first purchase payment we receive. Alternatively, you may pay the fee separately when you submit the application for the Contract. The installation fee covers the non-recurring expenses of processing the application and issuing the Contract.

2. ANNUAL MORTALITY RATE AND EXPENSE GUARANTEE CHARGE. The net investment factor (see "Net Investment Factor", p. 10) we use in determining the value of Accumulation and Annuity Units reflects a charge on each valuation date for mortality and expense risks we have assumed. For the front-load Contract the charge on an annual basis is .65% of the current value of the net assets of the Account. For the simplified-load Contract the charge on an annual basis is 1.25% of the net assets. We may increase this charge to a maximum of 1.00% for the front-load Contract and 1.50% for the simplified-load Contract. After the fifth Contract year we may amend the maximum. (See "Amendments and Termination", p. 12.)

The mortality risk is that annuity payments will continue for longer periods than anticipated because the Annuitants as a group live longer than expected. The expense risk is that the charges we make may be insufficient to cover the actual costs we incur in connection with the Contracts. We assume these risks for the duration of the Contract.

The net investment factor also reflects the deduction of any reasonable expenses which may result if there were a substitution of other securities for shares of the mutual funds as described under "Substitution and Change", p. 12, and the deduction of any applicable taxes. Applicable taxes could include any tax liability we have paid or reserved for resulting from the maintenance or operation of a Division of the Account. We do not presently anticipate that any deduction will be made for federal income taxes (see "Federal Income Taxes" p.
13), nor do we anticipate that maintenance or operation of the Account will give rise to any deduction for state or local taxes. However, we reserve the right to charge the appropriate Contracts with their shares of any tax liability which may result under present or future tax laws from the maintenance or operation of the Account or to deduct any such tax liability in the computation of the net investment factor for such Contracts.

3. ADMINISTRATION FEE. We may terminate a Contract on 60 days' written notice after it has been in force for one year if the total Contract value (including any amounts held on a fixed basis) is less than the minimum Contract value of $25,000. In lieu of terminating the Contract we may charge an administration fee of $150 annually on the Contract anniversary.

4. PREMIUM TAXES. The Contracts provide for the deduction of applicable premium taxes, if any, from purchase payments or from Contract benefits. Various jurisdictions levy premium taxes. Premium taxes presently range from 0% to 2% of total purchase payments. Many jurisdictions presently exempt from premium taxes annuities such as the Contracts. As a matter of current practice, we do not deduct premium taxes from purchase payments received under the Contracts or from Contract benefits. However, we reserve the right to deduct premium taxes in the future.

5. EXPENSES FOR THE PORTFOLIOS AND FUNDS. The expenses borne by the Portfolios and Funds in which the Assets of the Account are invested are described in the prospectuses for Northwestern Mutual Series Fund, Inc. and the Russell Insurance Funds. See the prospectuses attached to this prospectus.

                                       --

DISTRIBUTION OF THE CONTRACTS

We will sell the Contracts through individuals who, in addition to being licensed insurance agents of Northwestern Mutual Life, are registered representatives of Northwestern Mutual Investment Services, LLC, our wholly-owned subsidiary. Northwestern Mutual Investment Services, LLC is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers. Where state law requires, these agents will also be licensed securities salesmen. Commissions paid to the agents on sales of the Contracts are calculated partly as a percentage of purchase payments and partly as a percentage of Contract values for each Contract year. We do not expect total commissions, on average, to exceed the equivalent of 7.0% of purchase payments.

--------------------------------------------------------------------------------

CONTRACTS ISSUED PRIOR TO JANUARY 1, 1992

For Contracts issued prior to January 1, 1992 the purchase payments are subject to a charge for sales expenses. This deduction is at the rate of 4.0% on the first $25,000; 2.0% on the next $75,000; 1.0% on the next $100,000; .4% on the next $100,000; .2% on the next $200,000; and .1% on the balance over $500,000 of cumulative purchase payments. For these Contracts there is also an annual service fee charged on each anniversary, based on the value of Accumulation Units on the last valuation date of the Contract year, at the rate of .5% on the first $100,000; .4% on the next $100,000; .3% on the next $100,000; .2% on the next $200,000; and .1% on the balance over $500,000. The charge for annuity rate and expense risks may not exceed .25% of the Account assets held for these Contracts (unless the Contracts are amended after the fifth Contract year), and we currently are making no charge for these risks. These Contracts contain no provisions for accumulation of funds on a fixed basis. See the table of accumulation unit values on page 7.

--------------------------------------------------------------------------------

YEAR 2000 ISSUES

Since early 1996, we have been preparing for the computer requirements associated with the approaching turn of the century. We completed assessment of our internal systems in 1996. As of the date of this prospectus, the necessary system changes are substantially complete. System testing is in process and we expect testing of all critical systems to be completed during the first six months of 1999.

The work on these computer systems extends to software packages we purchase from vendors. In addition, we have been communicating formally with our business partners to identify and assess potential exposure that could result from their failure to address these computer issues on a timely basis. Each of our departments has prepared a contingency plan.

We and our business partners bear all of the costs of identifying and resolving the computer systems issues associated with the year 2000. These costs will have no effect on the performance of the Account. The Contracts permit us to increase the charges for our expense risks up to the guaranteed maximum rates. However, we do not expect our costs for year 2000 compliance to have any significant effect on the benefits or values provided by the Contracts.

We believe that our computer systems will be ready for the year 2000 well in advance of the deadline. By their nature, however, the issues in this area carry the risk of unforeseen problems, both at Northwestern Mutual Life and at all the other sites where supporting functions and interaction take place. There can be no assurance that these problems will not have a material adverse impact on the operations of Northwestern Mutual Life and the Account.

                                       --

           TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

                                                          Page
                                                          -----
GENERAL INFORMATION..................................         B-2

DISTRIBUTION OF THE CONTRACTS........................         B-2

DETERMINATION OF ANNUITY PAYMENTS....................         B-2

  Amount of Annuity Payments.........................         B-2

  Annuity Unit Value.................................         B-3

  Illustrations of Variable Annuity
   Payments..........................................         B-3

VALUATION OF ASSETS OF THE
  ACCOUNT............................................         B-4

TRANSFERABILITY RESTRICTIONS.........................         B-4

EXPERTS..............................................         B-4

                                                          Page
                                                          -----

FINANCIAL STATEMENTS OF THE
  ACCOUNT (for the two years ended
  December 31, 1998).................................         B-5

REPORT OF INDEPENDENT
  ACCOUNTANTS (for the two years ended
  December 31, 1998).................................        B-11

FINANCIAL STATEMENTS OF
  NORTHWESTERN MUTUAL LIFE
  (for the three years ended
  December 31, 1998).................................        B-12

REPORT OF INDEPENDENT
  ACCOUNTANTS (for the three years
  ended December 31, 1998)...........................        B-25

--------------------------------------------------------------------------------

This Prospectus sets forth concisely the information about NML Variable Annuity Account C that a prospective investor ought to know before investing. Additional information about Account C has been filed with the Securities and Exchange Commission in a Statement of Additional Information which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from The Northwestern Mutual Life Insurance Company. To receive a copy, return the request form to the address listed below, or telephone (414) 271-1444.

    TO:  The Northwestern Mutual Life Insurance Company

        Annuity and Accumulation Products Marketing Department
        Room E12J
       720 East Wisconsin Avenue
       Milwaukee, WI 53202

     Please send a Statement of Additional Information for NML Variable Annuity Account C to:

     Name __________________________________________________________________

     Address _______________________________________________________________

      ______________________________________________________________________

     City ______________________________ State ____________ Zip ____________

More information about Northwestern Mutual Series Fund, Inc. is included in the Fund's Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

More information about the Fund's investments is included in the Fund's annual and semi-annual reports, which discuss the market conditions and investment strategies that significantly affected each Portfolio's performance during the previous fiscal period.

To request a free copy of the Fund's SAI, or current annual or semi-annual report, call us at 1-800-519-4665. Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.

NORTHWESTERN MUTUAL LIFE


Group Combination Annuity Contracts
for Retirement Plans of Self-Employed Persons and Their Employees

NML Variable Annuity Account C
Northwestern Mutual Series Fund, Inc.
Russell Insurance Funds


90-1896 (4-99)

PROSPECTUSES

Investment Company Act File Nos. 811-3990 and 811-5371


NORTHWESTERN
MUTUAL LIFE-Registered Trademark-
PO Box 3095
Milwaukee WI 53201-3095


Change Service Requested

                         STATEMENT OF ADDITIONAL INFORMATION



                         GROUP COMBINATION ANNUITY CONTRACTS
         (for Retirement Plans of Self-Employed Persons and their Employees)


                            NML VARIABLE ANNUITY ACCOUNT C
                                   (the "Account"),
                           a separate investment account of
                    The Northwestern Mutual Life Insurance Company
                             ("Northwestern Mutual Life")



--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the prospectus for the Contracts. A copy of the prospectus may be obtained from The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, telephone number (414) 271-1444.

--------------------------------------------------------------------------------



     The date of the prospectus to which this Statement of Additional Information Relates is April 30, 1999.


     The date of this Statement of Additional Information is April 30,
     1999.

                                 GENERAL INFORMATION


          The Account was originally named NML Separate Account C but was renamed NML Variable Annuity Account C on November 23, 1983. The Account is used for the Contracts and for outstanding Contracts to Provide Annuity Benefits. Northwestern Mutual Life discontinued sales of Contracts to Provide Annuity Benefits on May 1, 1984.


                            DISTRIBUTION OF THE CONTRACTS


          The Contracts are offered on a continuous basis exclusively through individuals who, in addition to being life insurance agents of Northwestern Mutual Life, are registered representatives of Northwestern Mutual Investment Services, LLC ("NMIS").


          NMIS may be considered the underwriter of the Contracts for purposes of the federal securities laws. The following amounts of commissions were paid on sales of the Contracts, including commissions on sales of Contracts to corporate pension plans, during each of the last three years:


                             Year       Amount
                             ----       ------
                             1998       $162,781
                             1997       $120,550
                             1996       $756,038


                         DETERMINATION OF ANNUITY PAYMENTS


          The following discussion of the method for determining the amount of monthly annuity payments under a variable payment plan is intended to be read in conjunction with these sections of the prospectus for the Contracts: "Variable Payment Plans", p. 10, including "Description of Payment Plans", p. 10, "Amount of Annuity Payments", p. 11, and "Assumed Investment Rate", p. 11; "Dividends",
p. 12; "Net Investment Factor", p. 9; and "Deductions", p. 17.


          AMOUNT OF ANNUITY PAYMENTS The amount of the first annuity payment will be determined on the basis of the particular Payment Plan selected, the annuity payment rate and, for plans involving life contingencies, the Annuitant's adjusted age. The amount of the first payment is the sum of the payments from each Division. The payments from each Division are determined by multiplying the applicable monthly variable annuity payment rate by the benefits allocated to the Division under the variable Payment Plan. (See "Illustrations of Variable Annuity Payments".) Payment rate tables are set forth in the Contracts. Annuity payment rates currently in use by Northwestern Mutual Life are based on the 1983 Table a with Projection Scale G.


          Variable annuity payments after the first will vary from month to month and will depend upon the number and value of Annuity Units credited to the Annuitant. The amount held under a Payment Plan will not share in the divisible surplus of Northwestern Mutual Life.


          The number of Annuity Units in each Division is determined by dividing the amount of the first annuity payment from the Division by the value of an Annuity Unit on the effective date of the Payment Plan. The number of Annuity Units thus credited to the Annuitant in each Division remains constant throughout the annuity period. However, the value of Annuity Units in each Division will fluctuate with the investment experience of the Division.


          The amount of each variable annuity payment after the first is the sum of payments from each Division. The payments from each Division are determined by multiplying the number of Annuity Units credited to the Annuitant in the Division by the value of an Annuity Unit for the Division on (a) the fifth valuation date prior to the payment due date if the payment due date is a valuation date, or (b) the sixth valuation date prior to the payment due date if the payment due date is not a valuation date. To illustrate, if a payment due date falls on a Friday, Saturday or Sunday, the amount of the payment will normally be based upon the Annuity Unit value calculated on the preceding Friday. The preceding Friday would be the fifth valuation date prior to the Friday due date, and the sixth valuation date prior to the Saturday or Sunday due dates.


          ANNUITY UNIT VALUE   The value of an Annuity Unit for each Division
was arbitrarily established as of the date on which the operations of the Division began. The value of an Annuity Unit on any later date varies to reflect the investment experience of the Division, the Assumed Investment Rate on which the annuity rate tables are based, and the annuity rate and expense guarantee charge.


          The Annuity Unit value for each Division on any valuation date is determined by multiplying the Annuity Unit value on the immediately preceding valuation date by two factors: (a) the net investment factor for the current period for the Division; and (b) an adjustment factor to neutralize the Assumed Investment Rate used in calculating the mortality rate tables.


          ILLUSTRATIONS OF VARIABLE ANNUITY PAYMENTS   To illustrate the manner
in which variable annuity payments are determined consider this example.  Item
(2) in the example shows the applicable monthly payment rate for an annuitant, adjusted age 65, who has elected a life annuity Payment Plan with a certain period of 10 years with an Assumed Investment Rate of 3-1/2% (Plan 2, as described in the prospectus).


          (1)  Value of Annuitant's retirement benefit
                allocated to Balanced. . . . . . . . . . . . . . .  $    50,000

          (2)  Assumed applicable monthly payment rate
                per $1,000 from annuity rate table . . . . . . . .  $      5.00

          (3)  Amount of first payment from Balanced
                Division (1) x (2) divided by $1,000 . . . . . . .  $    250.00

          (4)  Assumed Value of Annuity Unit in Balanced
                Division on effective date of payment plan . . . .  $ 1.500000

          (5)  Number of Annuity Units credited in
                Balanced Division, (3) divided by (4). . . . . . .  166.67


The $50,000 value on the effective date of the payment plan provides a first payment from the Balanced Division of $250.00, and payments thereafter of the varying dollar value of 166.67 Annuity Units. The amount of subsequent payments from the Balanced Division is determined by multiplying 166.67 units by the value of an Annuity Unit in the Balanced Division on the applicable valuation date. For example, if that unit value is $1.501000, the monthly payment from the Division will be 166.67 multiplied by $1.501000, or $250.17.


          However, the value of the Annuity Unit depends entirely on the investment performance of the Division. Thus in the example above, if the net investment rate for the following month (see "Net Investment Factor") was less than the Assumed Investment Rate of 3-1/2%, the Annuity Unit would decline in value. If the Annuity Unit value declined to $1.499000 the succeeding monthly payment would then be 166.67 X $1.499000, or $249.84.

          For the sake of simplicity the foregoing example assumes that all of the Annuity Units are in the Balanced Division. If there are Annuity Units in two or more Divisions, the annuity payment from each Division is calculated separately, in the manner illustrated, and the total monthly payment is the sum of the payments from the Divisions.


                          VALUATION OF ASSETS OF THE ACCOUNT


          The value of Portfolio or Fund shares held in each Division of the Account at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Portfolio or Fund has been suspended, or payment of redemption value has been postponed, for the sole purpose of computing annuity payments the shares held in the Account (and Annuity Units) may be valued at fair value as determined in good faith by the Board of Trustees of Northwestern Mutual Life.


                             TRANSFERABILITY RESTRICTIONS


          Ownership of a Contract may be transferred subject to the terms of the Plan or Trust. The transferee, or its fiduciary representative, must acknowledge in writing that the new Owner is a tax-qualified pension or profit-sharing plan. Written proof of transfer satisfactory to Northwestern Mutual Life must be received at the Home Office of Northwestern Mutual Life.
The transfer will take effect on the date the proof of the transfer is signed. Ownership of a Contract may not be assigned without the consent of Northwestern Mutual Life. Northwestern Mutual Life will not be responsible for the validity or effect of the assignment or for any payment or other action taken by Northwestern Mutual Life before Northwestern Mutual Life consents to the assignment.


                                       EXPERTS


          The financial statements of the Account as of December 31, 1998 and for each of the two years in the period ended December 31, 1998 and of Northwestern Mutual Life as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202.

ACCOUNT C FINANCIAL STATEMENTS
NML VARIABLE ANNUITY ACCOUNT C
Financial Statements
DECEMBER 31, 1998

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

ASSETS
  Investments at Market Value:
    Northwestern Mutual Series Fund, Inc.
      Aggressive Growth Stock
       32,435 shares (cost $90,547)...............   $112,355
      International Equity
       35,340 shares (cost $52,601)...............     59,265
      Growth Stock
       12,380 shares (cost $21,944)...............     27,819
      Growth and Income Stock
       24,848 shares (cost $35,764)...............     40,354
      Index 500 Stock
       55,739 shares (cost $103,423)..............    183,326
      Balanced
       77,775 shares (cost $122,951)..............    172,972
      High Yield Bond
       9,200 shares (cost $10,065)................      8,611
      Select Bond
       16.617 shares (cost $19,964)...............     20,755
      Money Market
       19,629 shares (cost $19,629)...............     19,629    $645,086
                                                    ---------
Due from Sale of Fund Shares..................................        495
Due from Northwestern Mutual Life Insurance Company...........        356
                                                                 --------
Total Assets..................................................   $645,937
                                                                 --------
                                                                 --------
LIABILITIES
  Due to Northwestern Mutual Life Insurance Company...........   $    495
  Due on Purchase of Fund Shares..............................        356
                                                                 --------
      Total Liabilities.......................................        851
                                                                 --------
EQUITY (NOTE 8)
Group Variable Annuity Contracts Issued:
  Before December 17, 1981 or between April 30, 1984 and
   December 31, 1991..........................................   $392,516
  After December 16, 1981 and Prior to May 1, 1984............      8,067
  After December 31, 1991 - Front Load Version................     56,811
  After December 31, 1991 - Simplified Load Version...........    187,692
                                                                 --------
      Total Equity............................................    645,086
                                                                 --------
      Total Liabilities and Equity............................   $645,937
                                                                 --------
                                                                 --------

    The Accompanying Notes are an Integral Part of the Financial Statements

ACCOUNT C FINANCIAL STATEMENTS
NML VARIABLE ANNUITY ACCOUNT C
Statements of Operations and Changes in Equity
(IN THOUSANDS)

                                                                      AGGRESSIVE GROWTH
                                          COMBINED                     STOCK DIVISION           INTERNATIONAL EQUITY DIVISION
                                -----------------------------   -----------------------------   -----------------------------
                                 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                    1998            1997            1998            1997            1998            1997
                                -------------   -------------   -------------   -------------   -------------   -------------
INVESTMENT INCOME
Dividend Income...............    $ 26,993        $ 27,691        $ 4,152          $6,050         $ 3,732         $ 1,946
Annuity Rate and Expense
  Guarantees..................       3,155           2,502            591             533             289             259
                                -------------   -------------   -------------   -------------   -------------   -------------
Net Investment Income.........      23,838          25,189          3,561           5,517           3,443           1,687
                                -------------   -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
  Realized Gain on
    Investments...............      29,249          18,686          7,961           6,115           3,560           1,012
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period....................      37,108          44,242         (3,919)          1,306          (4,426)          3,272
                                -------------   -------------   -------------   -------------   -------------   -------------
  Net Gain (Loss) on
    Investments...............      66,357          62,928          4,042           7,421            (866)          4,284
                                -------------   -------------   -------------   -------------   -------------   -------------
  Increase in Equity Derived
    from Investment
    Activity..................      90,195          88,117          7,603          12,938           2,577           5,971
EQUITY TRANSACTIONS
  Contract Owners' Net
    Deposits..................      93,657          91,195         16,937          18,472           8,353           9,763
  Annuity Payments............         (54)            (50)            (2)             (2)             (1)             (1)
  Surrenders and Other
    (net).....................     (87,761)        (58,500)       (20,805)        (13,113)         (8,855)         (4,326)
  Transfers from Other
    Divisions or Sponsor......      72,485          46,344          3,375           5,552           2,281           6,230
  Transfers to Other Divisions
    or Sponsor................     (71,425)        (45,769)        (6,341)         (7,536)         (8,966)         (3,221)
                                -------------   -------------   -------------   -------------   -------------   -------------
Increase (Decrease) in Equity
  Derived from Equity
  Transactions................       6,902          33,220         (6,836)          3,373          (7,188)          8,445
                                -------------   -------------   -------------   -------------   -------------   -------------
Net Increase (Decrease) in
  Equity......................      97,097         121,337            767          16,311          (4,611)         14,416
EQUITY
  Beginning of Year...........     547,989         426,652        111,590          95,279          63,876          49,460
                                -------------   -------------   -------------   -------------   -------------   -------------
  End of Year.................    $645,086        $547,989       $112,357        $111,590         $59,265         $63,876
                                -------------   -------------   -------------   -------------   -------------   -------------
                                -------------   -------------   -------------   -------------   -------------   -------------

    The Accompanying Notes are an Integral Part of the Financial Statements

ACCOUNT C FINANCIAL STATEMENTS

NML VARIABLE ANNUITY ACCOUNT C
Statements of Operations and Changes in Equity
(IN THOUSANDS)

                                                                             GROWTH & INCOME
                                      GROWTH STOCK DIVISION                   STOCK DIVISION
                                 --------------------------------    --------------------------------
                                   YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                  DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                      1998              1997              1998              1997
                                 --------------    --------------    --------------    --------------
INVESTMENT INCOME
Dividend Income...............   $         447     $         712     $         343     $       5,941
Annuity Rate and Expense
  Guarantees..................              92                52               180               104
                                 --------------    --------------    --------------    --------------
Net Investment Income.........             355               660               163             5,837
                                 --------------    --------------    --------------    --------------
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
  Realized Gain on
    Investments...............           1,374               715               780               660
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period....................           3,304             1,866             5,917            (1,982)
                                 --------------    --------------    --------------    --------------
  Net Gain (Loss) on
    Investments...............           4,678             2,581             6,697            (1,322)
                                 --------------    --------------    --------------    --------------
  Increase (Decrease) in
    Equity Derived from
    Investment Activity.......           5,033             3,241             6,860             4,515
EQUITY TRANSACTIONS
  Contract Owners' Net
    Deposits..................           3,452             2,670             6,130             7,626
  Annuity Payments............              (3)               (3)               --                --
  Surrenders and Other
    (net).....................          (2,332)           (1,049)           (3,594)           (2,186)
  Transfers from Other
    Divisions or Sponsor......           9,371             3,487             8,719             5,741
  Transfers to Other Divisions
    or Sponsor................          (3,548)           (2,232)           (5,246)           (1,247)
                                 --------------    --------------    --------------    --------------
Increase (Decrease) in Equity
  Derived from Equity
  Transactions................           6,940             2,873             6,009             9,934
                                 --------------    --------------    --------------    --------------
Net Increase in Equity........          11,973             6,114            12,869            14,449
EQUITY
  Beginning of Year...........          15,847             9,733            27,485            13,036
                                 --------------    --------------    --------------    --------------
  End of Year.................   $      27,820     $      15,847     $      40,354     $      27,485
                                 --------------    --------------    --------------    --------------
                                 --------------    --------------    --------------    --------------


                                          INDEX 500
                                       STOCK DIVISION
                                -----------------------------

                                 YEAR ENDED      YEAR ENDED
                                DECEMBER 31,    DECEMBER 31,
                                    1998            1997
                                -------------   -------------
INVESTMENT INCOME
Dividend Income...............    $  5,271        $  3,756
Annuity Rate and Expense
  Guarantees..................         721             514
                                -------------   -------------
Net Investment Income.........       4,550           3,242
                                -------------   -------------
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
  Realized Gain on
    Investments...............       7,377           5,480
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period....................      27,279          23,021
                                -------------   -------------
  Net Gain (Loss) on
    Investments...............      34,656          28,501
                                -------------   -------------
  Increase (Decrease) in
    Equity Derived from
    Investment Activity.......      39,206          31,743
EQUITY TRANSACTIONS
  Contract Owners' Net
    Deposits..................      21,772          17,138
  Annuity Payments............          (3)             (3)
  Surrenders and Other
    (net).....................     (18,000)        (11,007)
  Transfers from Other
    Divisions or Sponsor......      12,300           7,667
  Transfers to Other Divisions
    or Sponsor................      (5,878)         (4,859)
                                -------------   -------------
Increase (Decrease) in Equity
  Derived from Equity
  Transactions................      10,191           8,936
                                -------------   -------------
Net Increase in Equity........      49,397          40,679
EQUITY
  Beginning of Year...........     133,929          93,250
                                -------------   -------------
  End of Year.................    $183,326        $133,929
                                -------------   -------------
                                -------------   -------------

    The Accompanying Notes are an Integral Part of the Financial Statements

ACCOUNT C FINANCIAL STATEMENTS

NML VARIABLE ANNUITY ACCOUNT C
Statements of Operations and Changes in Equity
(IN THOUSANDS)

                                      BALANCED DIVISION           HIGH YIELD BOND DIVISION          SELECT BOND DIVISION
                                -----------------------------   -----------------------------   -----------------------------
                                 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                    1998            1997            1998            1997            1998            1997
                                -------------   -------------   -------------   -------------   -------------   -------------
INVESTMENT INCOME
Dividend Income...............    $  9,909        $  6,461        $    883        $  1,028        $  1,357        $  1,058
Annuity Rate and Expense
  Guarantees..................         906             749              39              22             142             117
                                -------------   -------------   -------------   -------------   -------------   -------------
Net Investment Income.........       9,003           5,712             844           1,006           1,215             941
                                -------------   -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
  Realized Gain on
    Investments...............       7,790           4,562             (56)             44             463              97
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period....................      10,517          16,710          (1,081)           (376)           (483)            425
                                -------------   -------------   -------------   -------------   -------------   -------------
  Net Gain (Loss) on
    Investments...............      18,307          21,272          (1,137)           (332)            (20)            522
                                -------------   -------------   -------------   -------------   -------------   -------------
  Increase (Decrease) in
    Equity Derived from
    Investment Activity.......      27,310          26,984            (293)            674           1,195           1,463
EQUITY TRANSACTIONS
  Contract Owners' Net
    Deposits..................      17,458          17,262           1,310             964           3,811           3,598
  Annuity Payments............         (41)            (37)             --              --              (3)             (3)
  Surrenders and Other
    (net).....................     (22,224)        (16,900)         (1,191)           (198)         (3,378)         (3,448)
  Transfers from Other
    Divisions or Sponsor......       9,934           5,080           2,932           2,564           4,393           1,445
  Transfers to Other Divisions
    or Sponsor................     (13,201)         (9,980)           (716)           (418)         (3,323)         (2,798)
                                -------------   -------------   -------------   -------------   -------------   -------------
Increase (Decrease) in Equity
  Derived from Equity
  Transactions................      (8,074)         (4,575)          2,335           2,912           1,500          (1,206)
                                -------------   -------------   -------------   -------------   -------------   -------------
Net Increase in Equity........      19,236          22,410           2,042           3,586           2,695             257
EQUITY
  Beginning of Year...........     153,735         131,325           6,569           2,983          18,059          17,802
                                -------------   -------------   -------------   -------------   -------------   -------------
  End of Year.................    $172,971        $153,735        $  8,611        $  6,569        $ 20,754        $ 18,059
                                -------------   -------------   -------------   -------------   -------------   -------------
                                -------------   -------------   -------------   -------------   -------------   -------------


                                    MONEY MARKET DIVISION
                                -----------------------------

                                 YEAR ENDED      YEAR ENDED
                                DECEMBER 31,    DECEMBER 31,
                                    1998            1997
                                -------------   -------------
INVESTMENT INCOME
Dividend Income...............    $    899        $    739
Annuity Rate and Expense
  Guarantees..................         195             152
                                -------------   -------------
Net Investment Income.........         704             587
                                -------------   -------------
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
  Realized Gain on
    Investments...............          --              --
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period....................          --              --
                                -------------   -------------
  Net Gain (Loss) on
    Investments...............          --              --
                                -------------   -------------
  Increase (Decrease) in
    Equity Derived from
    Investment Activity.......         704             587
EQUITY TRANSACTIONS
  Contract Owners' Net
    Deposits..................      14,434          13,702
  Annuity Payments............          (1)             (1)
  Surrenders and Other
    (net).....................      (7,382)         (6,273)
  Transfers from Other
    Divisions or Sponsor......      19,180           8,578
  Transfers to Other Divisions
    or Sponsor................     (24,206)        (13,478)
                                -------------   -------------
Increase (Decrease) in Equity
  Derived from Equity
  Transactions................       2,025           2,528
                                -------------   -------------
Net Increase in Equity........       2,729           3,115
EQUITY
  Beginning of Year...........      16,899          13,784
                                -------------   -------------
  End of Year.................    $ 19,628        $ 16,899
                                -------------   -------------
                                -------------   -------------

    The Accompanying Notes are an Integral Part of the Financial Statements

NOTES TO FINANCIAL STATEMENTS
NML VARIABLE ANNUITY ACCOUNT C
Notes to Financial Statements
DECEMBER 31, 1998

NOTE 1 -- NML Variable Annuity Account C (the "Account") is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual" or "Sponsor") used to fund variable annuity contracts ("contracts") for HR-10 and corporate pension and profit-sharing plans which qualify for special tax treatment under the Internal Revenue Code. Beginning December 31, 1991, two versions of the contract are offered: Front Load contracts with a sales charge up to 4 1/2% of purchase payments and Simplified Load contracts with an installment fee of $750.

NOTE 2 -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

NOTE 3 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc. (the "Fund"). The shares are valued at the Fund's offering and redemption price per share.

The Fund is an open-end investment company registered under the Investment Company Act of 1940.

NOTE 4 -- Annuity reserves are based on published annuity tables with age adjustments and benefit payments which reflect actual investment experience. Annuity reserves are based on the 1983 Table a with assumed interest rates of 3 1/2% or 5%.

NOTE 5 -- Dividend income from the Fund is recorded on the record date of the dividends. Transactions in Fund shares are accounted for on the trade date. The basis for determining cost on sale of Fund shares is identified cost. Purchases and sales of Fund shares for the year ended December 31, 1998 by each Division are shown below:

                                    PURCHASES       SALES
                                   ------------  ------------
Aggressive Growth Division.......  $ 15,042,444  $ 18,315,682
International Equity Division....    10,115,335    13,861,624
Growth Stock Division............    11,736,176     4,445,344
Growth & Income Stock Division...    12,220,296     6,047,669
Index 500 Stock Division.........    27,128,970    12,386,814
Balanced Division................    25,547,459    24,616,712
High Yield Bond Division.........     4,842,682     1,661,445
Select Bond Division.............     7,219,542     4,504,138
Money Market Division............    28,689,880    25,961,429

NOTE 6 -- A deduction for annuity rate and expense guarantees is determined daily and paid to Northwestern Mutual as compensation for assuming the risk that annuity payments will continue for longer periods than anticipated because the annuities as a group live longer than expected, and the risk that the charges made by Northwestern Mutual may be insufficient to cover the actual costs incurred in connection with the contracts.

Generally, for contracts issued after December 31, 1991, for the Front Load version and the Simplified Load version, the deduction for annuity rate and expense guarantee is determined daily at annual rates of 6 1/2/10 of 1% and 1 1/4%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed 1% and 1 1/2% annual rates, respectively.

For contracts issued after December 16, 1981, and prior to May 1, 1984, the deduction is determined daily at an annual rate of 1/2% of 1% of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 3/4% of 1% annual rate.

Since 1996, Northwestern Mutual has paid a dividend to certain contracts. The dividend is re-invested in the Account and has been reflected as a Contract Owners' Net Deposit in the accompanying financial statements.

NOTE 7 -- Northwestern Mutual is taxed as a "life insurance company" under the Internal Revenue Code and the operations of the Account form a part of and are taxed with those of Northwestern Mutual. Under current law, no federal income taxes are payable with respect to the Account. Accordingly, no provision for any such liability has been made.

NOTES TO FINANCIAL STATEMENTS

NML VARIABLE ANNUITY ACCOUNT C
Notes to Financial Statements
(IN THOUSANDS)
DECEMBER 31, 1998

NOTE 8 -- Equity Values by Division are shown below:

                                                                    GROUP VARIABLE ANNUITY CONTRACT ISSUED:
                                            ---------------------------------------------------------------------------------------
                                               BEFORE DECEMBER 17, 1981 OR BETWEEN             AFTER DECEMBER 16, 1981 AND
                                              APRIL 30, 1984 AND DECEMBER 31, 1991                 PRIOR TO MAY 1, 1984
                                            -----------------------------------------  --------------------------------------------
                                             ACCUMULATION       UNITS                   ACCUMULATION         UNITS
DIVISION                                      UNIT VALUE     OUTSTANDING     EQUITY      UNIT VALUE       OUTSTANDING      EQUITY
------------------------------------------  --------------  -------------  ----------  --------------  -----------------  ---------
Aggressive Growth Stock...................   $  39.854126         1,801    $   71,784   $  38.303948               2      $      56
International Equity......................       2.031842        20,140        40,921       1.975051             119            235
Growth Stock..............................      26.398692           652        17,200      25.790044              --              4
Growth and Income Stock...................      25.245888           802        20,246      24.663747               4            106
Index 500 Stock...........................      46.522428         2,699       125,572      44.708227              14            606
Balanced..................................      84.986573         1,212       102,990      78.082648              80          6,256
High Yield Bond...........................      16.385350           302         4,943      16.007423              --              3
Select Bond...............................      89.873176            84         7,552      82.531570               1             40
Money Market..............................      28.923541            45         1,308      26.605346               1             25
                                                                           ----------                                     ---------
  Equity..................................                                    392,516                                         7,331
  Annuity Reserves........................                                         --                                           736
                                                                           ----------                                     ---------
  Total Equity............................                                 $  392,516                                     $   8,067
                                                                           ----------                                     ---------
                                                                           ----------                                     ---------

                                                                GROUP COMBINATION ANNUITY CONTRACT ISSUED:
                                           -------------------------------------------------------------------------------------
                                                    AFTER DECEMBER 31, 1991                     AFTER DECEMBER 31, 1991
                                                       FRONT LOAD VERSION                       SIMPLIFIED LOAD VERSION
                                           ------------------------------------------  -----------------------------------------
                                            ACCUMULATION        UNITS                   ACCUMULATION       UNITS
DIVISION                                     UNIT VALUE      OUTSTANDING     EQUITY      UNIT VALUE     OUTSTANDING     EQUITY
-----------------------------------------  --------------  ---------------  ---------  --------------  -------------  ----------
Aggressive Growth Stock..................   $   2.511728          2,922     $   7,338   $   3.822308         8,671    $   33,144
International Equity.....................       1.958397          2,808         5,499       1.893030         6,652        12,593
Growth Stock.............................       2.561090            845         2,164       2.490522         3,374         8,403
Growth and Income Stock..................       2.449237          2,452         6,005       2.381813         5,876        13,996
Index 500 Stock..........................       3.278539          4,232        13,873       4.119000        10,494        43,223
Balanced.................................       2.281157          6,324        14,427       6.804809         7,165        48,759
High Yield Bond..........................       1.589625            442           702       1.545816         1,918         2,965
Select Bond..............................       1.585144          2,718         4,309       7.157135         1,232         8,814
Money Market.............................       1.308441          1,906         2,494       2.436196         6,484        15,795
                                                                            ---------                                 ----------
  Equity.................................                                      56,811                                    187,692
  Annuity Reserves.......................                                          --                                         --
                                                                            ---------                                 ----------
  Total Equity...........................                                   $  56,811                                 $  187,692
                                                                            ---------                                 ----------
                                                                            ---------                                 ----------

ACCOUNT C ACCOUNTANTS' REPORT

[LOGO]

REPORT OF INDEPENDENT ACCOUNTANTS

To The Northwestern Mutual Life Insurance Company and
Contract Owners NML Variable Annuity Account C

In our opinion, the accompanying combined statement of assets and liabilities and the related combined and separate statements of operations and changes in equity present fairly, in all material respects, the financial position of NML Variable Annuity Account C and the Aggressive Growth Stock Division, International Equity Division, Growth Stock Division, Growth and Income Stock Division, Index 500 Stock Division, Balanced Division, High Yield Bond Division, Select Bond Division, and the Money Market Division thereof at December 31, 1998, the results of each of their operations and the changes in each of their equity for each of the two years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of The Northwestern Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned at December 31, 1998 with Northwestern Mutual Series Fund, Inc., provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers

Milwaukee, Wisconsin
January 25, 1999

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENT OF FINANCIAL POSITION

(IN MILLIONS)

The following financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual Life to meet its obligations under the Policies.

                                                        DECEMBER 31,
                                                    ---------------------
                                                      1998        1997
                                                    ---------   ---------
ASSETS
    Bonds.........................................  $  34,888   $  32,359
    Common and preferred stocks...................      6,576       6,524
    Mortgage loans................................     12,250      10,835
    Real estate...................................      1,481       1,372
    Policy loans..................................      7,580       7,163
    Other investments.............................      1,839       2,026
    Cash and temporary investments................      1,275         572
    Due and accrued investment income.............        827         795
    Other assets..................................      1,313       1,275
    Separate account assets.......................      9,966       8,160
                                                    ---------   ---------
        Total assets..............................  $  77,995   $  71,081
                                                    ---------   ---------
                                                    ---------   ---------
LIABILITIES AND SURPLUS
    Reserves for policy benefits..................  $  51,815   $  47,343
    Policy benefit and premium deposits...........      1,709       1,624
    Policyowner dividends payable.................      2,870       2,640
    Interest maintenance reserve..................        606         461
    Asset valuation reserve.......................      1,994       1,974
    Income taxes payable..........................      1,161       1,043
    Other liabilities.............................      3,133       3,735
    Separate account liabilities..................      9,966       8,160
                                                    ---------   ---------
        Total liabilities.........................     73,254      66,980
    Surplus.......................................      4,741       4,101
                                                    ---------   ---------
        Total liabilities and surplus.............  $  77,995   $  71,081
                                                    ---------   ---------
                                                    ---------   ---------

   The accompanying notes are an integral part of these financial statements.

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENT OF OPERATIONS

(IN MILLIONS)

                                                     FOR THE YEAR ENDED DECEMBER 31,
                                                    ---------------------------------
                                                      1998        1997        1996
                                                    ---------   ---------   ---------
REVENUE
    Premium income................................  $  8,021    $  7,294    $  6,667
    Net investment income.........................     4,536       4,171       3,836
    Other income..................................       922         861         759
                                                    ---------   ---------   ---------
        Total revenue.............................    13,479      12,326      11,262
                                                    ---------   ---------   ---------
BENEFITS AND EXPENSES
    Benefit payments to policyowners and
     beneficiaries................................     3,602       3,329       2,921
    Net additions to policy benefit reserves......     4,521       4,026       3,701
    Net transfers to separate accounts............       564         566         579
                                                    ---------   ---------   ---------
        Total benefits............................     8,687       7,921       7,201
    Operating expenses............................     1,297       1,138       1,043
                                                    ---------   ---------   ---------
        Total benefits and expenses...............     9,984       9,059       8,244
                                                    ---------   ---------   ---------
Gain from operations before dividends and taxes...     3,495       3,267       3,018
Policyowner dividends.............................     2,869       2,636       2,341
                                                    ---------   ---------   ---------
Gain from operations before taxes.................       626         631         677
Income tax expense................................       301         356         452
                                                    ---------   ---------   ---------
Net gain from operations..........................       325         275         225
Net realized capital gains........................       484         414         395
                                                    ---------   ---------   ---------
        Net income................................  $    809    $    689    $    620
                                                    ---------   ---------   ---------
                                                    ---------   ---------   ---------

   The accompanying notes are an integral part of these financial statements.

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENT OF CHANGES IN SURPLUS

(IN MILLIONS)

                                                      FOR THE YEAR ENDED DECEMBER 31,
                                                      -------------------------------
                                                       1998        1997        1996
                                                      -------     -------     -------
BEGINNING OF YEAR BALANCE.........................    $4,101      $3,515      $2,786
  Net income......................................       809         689         620
  Increase (decrease) in net unrealized gains.....      (147)        576         295
  Increase in investment reserves.................       (20)       (526)       (176)
  Other, net......................................        (2)       (153)        (10)
                                                      -------     -------     -------
  Net increase in surplus.........................       640         586         729
                                                      -------     -------     -------
END OF YEAR BALANCE...............................    $4,741      $4,101      $3,515
                                                      -------     -------     -------
                                                      -------     -------     -------

   The accompanying notes are an integral part of these financial statements.

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENT OF CASH FLOWS

(IN MILLIONS)

                                                       FOR THE YEAR ENDED DECEMBER 31,
                                                      ----------------------------------
                                                        1998         1997         1996
                                                      --------     --------     --------
CASH FLOWS FROM OPERATING ACTIVITIES
  Insurance and annuity premiums..................    $ 8,876      $ 8,093      $ 7,361
  Investment income received......................      4,216        3,928        3,634
  Disbursement of policy loans, net of
   repayments.....................................       (416)        (360)        (326)
  Benefits paid to policyowners and
   beneficiaries..................................     (3,572)      (3,316)      (2,912)
  Net transfers to separate accounts..............       (564)        (565)        (579)
  Policyowner dividends paid......................     (2,639)      (2,347)      (2,105)
  Operating expenses and taxes....................     (1,749)      (1,722)      (1,663)
  Other, net......................................        (83)         124          (59)
                                                      --------     --------     --------
    NET CASH PROVIDED BY OPERATING ACTIVITIES.....      4,069        3,835        3,351
                                                      --------     --------     --------
CASH FLOWS FROM INVESTING ACTIVITIES
  PROCEEDS FROM INVESTMENTS SOLD OR MATURED
    Bonds.........................................     28,720       38,284       31,942
    Common and preferred stocks...................     10,359        9,057        4,570
    Mortgage loans................................      1,737        1,012        1,253
    Real estate...................................        159          302          178
    Other investments.............................        768          398          316
                                                      --------     --------     --------
                                                       41,743       49,053       38,259
                                                      --------     --------     --------
  COST OF INVESTMENTS ACQUIRED
    Bonds.........................................     30,873       41,169       35,342
    Common and preferred stocks...................      9,642        9,848        4,463
    Mortgage loans................................      3,135        2,309        2,455
    Real estate...................................        268          202          125
    Other investments.............................        567          359          255
                                                      --------     --------     --------
                                                       44,485       53,887       42,640
                                                      --------     --------     --------
  NET INCREASE (DECREASE) IN SECURITIES LENDING
   AND OTHER......................................       (624)         440        1,617
                                                      --------     --------     --------
    NET CASH USED IN INVESTING ACTIVITIES.........     (3,366)      (4,394)      (2,764)
                                                      --------     --------     --------
NET INCREASE (DECREASE) IN CASH AND TEMPORARY
 INVESTMENTS......................................        703         (559)         587
CASH AND TEMPORARY INVESTMENTS, BEGINNING OF
 YEAR.............................................        572        1,131          544
                                                      --------     --------     --------
CASH AND TEMPORARY INVESTMENTS, END OF YEAR.......    $ 1,275      $   572      $ 1,131
                                                      --------     --------     --------
                                                      --------     --------     --------

   The accompanying notes are an integral part of these financial statements.

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 1998, 1997 AND 1996

1. PRINCIPAL ACCOUNTING POLICIES

The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company ("Company") and its wholly-owned life insurance subsidiary, Northwestern Long Term Care Insurance Company ("Subsidiary"). The Company and its Subsidiary offer life, annuity, disability income and long term care products to the personal, business, estate and tax-qualified markets.

The consolidated financial statements have been prepared using accounting policies prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin ("statutory basis of accounting").

In 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles, which will replace the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting. The NAIC is now considering amendments to the codification guidance that would also be effective upon its planned implementation effective January 1, 2001. It is expected that the Office of the Commissioner of Insurance of the State of Wisconsin ("OCI") will adopt the codification, but it is not known whether the OCI will make any changes to that guidance. The potential effect of the codification on the Company will depend upon the guidance adopted by the OCI.

Financial statements prepared on the statutory basis of accounting vary from financial statements prepared on the basis of Generally Accepted Accounting Principles ("GAAP") primarily because on a GAAP basis (1) policy acquisition costs are deferred and amortized, (2) investment valuations and insurance reserves are based on different assumptions, (3) funds received under deposit-type contracts are not reported as premium revenue, and (4) deferred taxes are provided for temporary differences between book and tax basis of certain assets and liabilities. The effects on the financial statements of the differences between the statutory basis of accounting and GAAP are material to the Company.

The preparation of financial statements in conformity with the statutory basis of accounting requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual future results could differ from these estimates.

INVESTMENTS

The Company's investments are valued on the following bases:

Bonds                           --   Amortized cost using the interest method; loan-backed and
                                     structured securities are amortized using estimated
                                     prepayment rates and, generally, the prospective adjustment method
Common and preferred stocks     --   Common stocks are carried at fair value, preferred stocks
                                     are generally carried at cost, and unconsolidated
                                     subsidiaries are recorded using the equity method
Mortgage loans                  --   Amortized cost
Real estate                     --   Lower of cost, less depreciation and encumbrances, or
                                     estimated net realizable value
Policy loans                    --   Unpaid principal balance, which approximates fair value
Other investments               --   Consists primarily of joint venture investments which are
                                     valued at equity in ventures' net assets
Cash and temporary investments  --   Amortized cost, which approximates fair value

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 1998, 1997 AND 1996

TEMPORARY INVESTMENTS

Temporary investments consist of debt securities that have maturities of one year or less at acquisition.

NET INVESTMENT INCOME

Net investment income includes interest and dividends received or due and accrued on debt securities and stocks, equity in unconsolidated subsidiaries' earnings and the Company's share of joint venture income. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to energy assets and costs associated with securities lending.

INTEREST MAINTENANCE RESERVE

The Company is required to maintain an interest maintenance reserve ("IMR"). The IMR is used to defer realized gains and losses, net of tax, on fixed income investments resulting from changes in interest rates. Net realized gains and losses deferred to the IMR are amortized into investment income over the approximate remaining term to maturity of the investment sold.

INVESTMENT RESERVES

The Company is required to maintain an asset valuation reserve ("AVR"). The AVR establishes a general reserve for invested asset valuation using a formula prescribed by state regulations. The AVR is designed to stabilize surplus against potential declines in the value of investments. In addition, the Company maintained a $200 million voluntary investment reserve at December 31, 1998 and 1997 to absorb potential investment losses exceeding those considered by the AVR formula. Increases or decreases in these investment reserves are recorded directly to surplus.

SEPARATE ACCOUNTS

Separate account assets and related policy liabilities represent the segregation of funds deposited by "variable" life insurance and annuity policyowners. Policyowners bear the investment performance risk associated with variable products. Separate account assets are invested at the direction of the policyowner in a variety of Company-managed mutual funds. Variable product policyowners also have the option to invest in a fixed interest rate annuity in the general account of the Company. Separate account assets are reported at fair value.

PREMIUM REVENUE AND OPERATING EXPENSES

Life insurance premiums are recognized as revenue at the beginning of each policy year. Annuity and disability income premiums are recognized when received by the Company. Operating expenses, including costs of acquiring new policies, are charged to operations as incurred.

OTHER INCOME

Other income includes considerations on supplementary contracts, ceded reinsurance expense allowances and miscellaneous policy charges.

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 1998, 1997 AND 1996

BENEFIT PAYMENTS TO POLICYOWNERS AND BENEFICIARIES

Benefit payments to policyowners and beneficiaries include death, surrender and disability benefits, matured endowments and supplementary contract payments.

RESERVES FOR POLICY BENEFITS

Reserves for policy benefits are determined using actuarial estimates based on mortality and morbidity experience tables and valuation interest rates prescribed by the Office of the Commissioner of Insurance of the State of Wisconsin. See Note 3.

POLICYOWNER DIVIDENDS

Almost all life insurance policies, and certain annuity and disability income policies, issued by the Company are participating. Annually, the Company's Board of Trustees approves dividends payable on participating policies in the following fiscal year, which are accrued and charged to operations when approved.

RECLASSIFICATION

Certain financial statement balances for 1997 and 1996 have been reclassified to conform to the current year presentation.

2. INVESTMENTS

DEBT SECURITIES

Debt securities consist of all bonds and fixed-maturity preferred stocks. The estimated fair values of debt securities are based upon quoted market prices, if available. For securities not actively traded, fair values are estimated using independent pricing services or internally developed pricing models. The Company records unrealized losses for debt securities considered impaired.

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 1998, 1997 AND 1996

Statement value, which principally represents amortized cost, and estimated fair value of the Company's debt securities at December 31, 1998 and 1997 were as follows:

                                                                RECONCILIATION TO ESTIMATED FAIR VALUE
                                                                ---------------------------------------
                                                                   GROSS          GROSS       ESTIMATED
                                                    STATEMENT    UNREALIZED     UNREALIZED      FAIR
DECEMBER 31, 1998                                     VALUE     APPRECIATION   DEPRECIATION     VALUE
--------------------------------------------------  ---------   ------------   ------------   ---------
                                                                       (IN MILLIONS)
US Government and political obligations...........  $ 3,904       $  461          $ (11)      $ 4,354
Mortgage-backed securities........................    7,357          280            (15)        7,622
Corporate and other debt securities...............   23,627        1,240           (382)       24,485
                                                    ---------   ------------     ------       ---------
                                                     34,888        1,981           (408)       36,461
Preferred stocks..................................      189            4             (1)          192
                                                    ---------   ------------     ------       ---------
Total.............................................  $35,077       $1,985          $(409)      $36,653
                                                    ---------   ------------     ------       ---------
                                                    ---------   ------------     ------       ---------


                                                                RECONCILIATION TO ESTIMATED FAIR VALUE
                                                                ---------------------------------------
                                                                   GROSS          GROSS       ESTIMATED
                                                    STATEMENT    UNREALIZED     UNREALIZED      FAIR
DECEMBER 31, 1997                                     VALUE     APPRECIATION   DEPRECIATION     VALUE
--------------------------------------------------  ---------   ------------   ------------   ---------
                                                                       (IN MILLIONS)
US Government and political obligations...........  $ 3,695       $  336          $  (3)      $ 4,028
Mortgage-backed securities........................    7,015          264             (4)        7,275
Corporate and other debt securities...............   21,649        1,098           (208)       22,539
                                                    ---------   ------------     ------       ---------
                                                     32,359        1,698           (215)       33,842
Preferred stocks..................................      167            4             (2)          169
                                                    ---------   ------------     ------       ---------
Total.............................................  $32,526       $1,702          $(217)      $34,011
                                                    ---------   ------------     ------       ---------
                                                    ---------   ------------     ------       ---------

The statement value of debt securities by contractual maturity at December 31, 1998 and 1997 is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                    DECEMBER 31,   DECEMBER 31,
                                                        1998           1997
                                                    ------------   ------------
                                                           (IN MILLIONS)
Due in one year or less...........................    $   655        $   605
Due after one year through five years.............      5,031          4,878
Due after five years through ten years............     10,286          9,760
Due after ten years...............................     11,748         10,268
                                                    ------------   ------------
                                                       27,720         25,511
Mortgage-backed securities........................      7,357          7,015
                                                    ------------   ------------
                                                      $35,077        $32,526
                                                    ------------   ------------
                                                    ------------   ------------

STOCKS

The estimated fair values of common and perpetual preferred stocks are based upon quoted market prices, if available. For securities not actively traded, fair values are estimated using independent pricing services or internally developed pricing models.

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 1998, 1997 AND 1996

The adjusted cost of common and preferred stock held by the Company at December 31, 1998 and 1997 was $4.8 billion and $5.0 billion, respectively.

MORTGAGE LOANS AND REAL ESTATE

Mortgage loans are collateralized by properties located throughout the United States and Canada. The Company attempts to minimize mortgage loan investment risk by diversification of geographic locations and types of collateral properties.

The fair value of mortgage loans as of December 31, 1998 and 1997 was approximately $12.9 billion and $11.5 billion, respectively. The fair value of the mortgage loan portfolio is estimated by discounting the future estimated cash flows using current interest rates of debt securities with similar credit risk and maturities, or utilizing net realizable values.

At December 31, 1998 and 1997, real estate includes $61 million acquired through foreclosure at each date and $120 million and $124 million, respectively, of home office real estate. In 1998, 1997 and 1996, the Company recorded unrealized losses of $5 million, $2 million and $43 million, respectively, for the excess of statement value over fair value of certain real estate investments and mortgage loans.

REALIZED GAINS AND LOSSES

Realized investment gains and losses for the years ended December 31, 1998, 1997 and 1996 were as follows:

                                      FOR THE YEAR ENDED               FOR THE YEAR ENDED               FOR THE YEAR ENDED
                                      DECEMBER 31, 1998                DECEMBER 31, 1997                DECEMBER 31, 1996
                                ------------------------------   ------------------------------   ------------------------------
                                                        NET                              NET                              NET
                                                      REALIZED                         REALIZED                         REALIZED
                                REALIZED   REALIZED    GAINS     REALIZED   REALIZED    GAINS     REALIZED   REALIZED    GAINS
                                 GAINS      LOSSES    (LOSSES)    GAINS      LOSSES    (LOSSES)    GAINS      LOSSES    (LOSSES)
                                --------   --------   --------   --------   --------   --------   --------   --------   --------
                                                                         (IN MILLIONS)
Bonds.........................  $   514     $ (231)    $  283    $   518     $ (269)    $ 249     $   396     $ (383)    $   13
Common and preferred stocks...      885       (240)       645        533       (150)      383         580       (115)       465
Mortgage loans................       18        (11)         7         14        (14)        -           2        (15)       (13)
Real estate...................       41          -         41        100         (2)       98          36          -         36
Other investments.............      330       (267)        63        338       (105)      233         204        (51)       153
                                --------   --------   --------   --------   --------   --------   --------   --------   --------
                                  1,788       (749)     1,039      1,503       (540)      963       1,218       (564)       654
                                --------   --------   --------   --------   --------   --------   --------   --------   --------
Less: Capital gains taxes.....                            358                             340                               224
Less: IMR deferrals...........                            197                             209                                35
                                                      --------                         --------                         --------
Net realized capital gains....                         $  484                           $ 414                            $  395
                                                      --------                         --------                         --------
                                                      --------                         --------                         --------

SECURITIES LENDING

The Company has entered into a securities lending agreement whereby certain securities are loaned to third parties, primarily major brokerage firms. The Company's policy requires a minimum of 102 percent of the fair value of the loaned securities as collateral, calculated on a daily basis in the form of either cash or securities. Collateral assets received and related liability due to counterparties of $1.5 billion are included in the consolidated

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 1998, 1997 AND 1996

statements of financial position for each of the periods ended at December 31, 1998 and 1997, and approximate the statement value of securities loaned at those dates.

INVESTMENT IN MGIC

The Company owns 11.0% (11.9 million shares) of the outstanding common stock of MGIC Investment Corporation ("MGIC"). This investment is accounted for using the equity method. At December 31, 1998 and 1997, the fair value of the Company's investment in MGIC exceeded the statement value of $180 million and $273 million, respectively, by $296 million and $768 million, respectively.

In July 1995, the Company entered into a forward contract with a brokerage firm to deliver 8.9 million to 10.7 million shares of MGIC (or cash in an amount equal to the market value of the MGIC shares at contract maturity) in August, 1998, in exchange for a fixed cash payment of $247 million ($24 per share). The Company's objective in entering into the forward contract was to hedge against depreciation in the value of its MGIC holdings during the contract period below the initial spot price of $24, while partially participating in appreciation, if any, during the forward contract's duration. In August 1998, the Company delivered 8.9 million shares to settle the forward contract. In conjunction with the settlement, the Company recorded a $114 million realized gain.

DERIVATIVE FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions to reduce its exposure to fluctuations in interest rates, foreign currency exchange rates and market volatility. These hedging strategies include the use of forwards, futures, options and swaps.

The Company held the following positions for hedging purposes at December 31, 1998 and 1997:

DERIVATIVE FINANCIAL INSTRUMENT                           NOTIONAL AMOUNTS                               RISKS REDUCED
---------------------------------------------  ---------------------------------------  ----------------------------------------
                                                            (IN MILLIONS)
                                               DECEMBER 31, 1998    DECEMBER 31, 1997
                                               ------------------   ------------------
Foreign Currency Forward
 Contracts...................................       $  601               $  564         Currency exposure on foreign-denominated
                                                                                        investments.
Common Stock Futures.........................          657                  327         Stock market price fluctuation.
Bond Futures.................................          379                   95         Bond market price fluctuation.
Options to acquire Interest Rate                       419                  530         Interest rates payable on certain annuity
 Swaps.......................................                                           and insurance contracts.
Foreign Currency and Interest Rate Swaps.....           94                  209         Interest rates on variable rate notes and
                                                                                        currency exposure on foreign-denominated
                                                                                        bonds.

The notional or contractual amounts of derivative financial instruments are used to denominate these types of transactions and do not represent the amounts exchanged between the parties.

In addition to the use of derivatives for hedging purposes, equity swaps were held for investment purposes during 1997 and 1998. The notional amount of equity swaps outstanding at December 31, 1998 and 1997 was $188 million and $143 million, respectively.

Foreign currency forwards, foreign currency swaps, stock futures and equity swaps are reported at fair value. Resulting gains and losses on these contracts are unrealized until expiration of the contract. There is no statement

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 1998, 1997 AND 1996

value reported for interest rate swaps, bond futures and options to acquire interest rate swaps prior to the settlement of the contract, at which time realized gains and losses are deferred to IMR. Changes in the value of derivative instruments are expected to offset gains and losses on the hedged investments. During 1998, net realized and unrealized gains on investments were partially offset by net realized losses of $104 million and net unrealized losses of $58 million on derivative instruments. The effect of derivative instruments in 1997 and 1996 was not material to the Company's results of operations.

3. RESERVES FOR POLICY BENEFITS

Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner's Reserve Valuation Method with interest rates ranging from 3 1/2% to 5 1/2%. Other life policy reserves are primarily based on the net level premium method employing various mortality tables at interest rates ranging from 2% to 4 1/2%.

Deferred annuity reserves on contracts issued since 1985 are valued primarily using the Commissioner's Annuity Reserve Valuation Method with interest rates ranging from 3 1/2% to 6 1/4%. Other deferred annuity reserves are based on contract value. Immediate annuity reserves are based on present values of expected benefit payments at interest rates ranging from 3 1/2% to 7 1/2%.

Active life reserves for disability income ("DI") policies issued since 1987 are primarily based on the two-year preliminary term method using a 4% interest rate and the 1985 Commissioner's Individual Disability Table A ("CIDA") for morbidity. Active life reserves for prior DI policies are based on the net level premium method, a 3% to 4% interest rate and the 1964 Commissioner's Disability Table for morbidity. Disabled life reserves for DI policies are based on the present values of expected benefit payments primarily using the 1985 CIDA (modified for Company experience in the first two years of disability) with interest rates ranging from 3% to 5 1/2%.

Use of these actuarial tables and methods involves estimation of future mortality and morbidity based on past experience. Actual future experience could differ from these estimates.

4. EMPLOYEE AND AGENT BENEFIT PLANS

The Company sponsors noncontributory defined benefit retirement plans for all eligible employees and agents. The expense associated with these plans is generally recorded by the Company in the period contributions to the plans are funded. As of January 1, 1998, the most recent actuarial valuation date available, the qualified defined benefit plans were fully funded. The Company recorded a liability of $98 million and $87 million for nonqualified defined benefit plans at December 31, 1998 and 1997, respectively. In addition, the Company has a contributory 401(k) plan for eligible employees and a noncontributory defined contribution plan for all full-time agents. The Company's contributions are expensed in the period contributions are made to the plans. The Company recorded $29 million, $27 million and $25 million of total expense related to its defined benefit and defined contribution plans for the years ended December 31, 1998, 1997 and 1996, respectively. The defined benefit and defined contribution plans' assets of $1.9 billion and $1.7 billion at December 31, 1998 and 1997, respectively, were primarily invested in the separate accounts of the Company.

In addition to pension and retirement benefits, the Company provides certain health care and life insurance benefits ("postretirement benefits") for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Company. Postretirement benefit costs for the years ended December 31, 1998, 1997 and 1996 were a net expense (benefit) of $1.8 million, ($1.3) million and

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 1998, 1997 AND 1996

($12.0) million, respectively. Net benefits were primarily a result of favorable differences between actuarial assumptions and actual experience.

                                    DECEMBER 31,          DECEMBER 31,
                                        1998                  1997
                                --------------------  --------------------
Unfunded postretirement
 benefit obligation for
 retirees and other fully
 eligible employees (Accrued
 in statement of financial
 position)....................  $35 million           $34 million
Estimated postretirement
 benefit obligation for active
 non-vested employees (Not
 accrued until employee
 vests).......................  $56 million           $50 million
Discount rate.................  7%                    7%
Health care cost trend rate...  10% to an ultimate    10% to an ultimate
                                5%, declining 1% for  5%, declining 1% for
                                5 years               5 years

If the health care cost trend rate assumptions were increased by 1%, the accrued postretirement benefit obligation as of December 31, 1998 and 1997 would have been increased by $5 million and $4 million, respectively.

At December 31, 1998 and 1997, the recorded postretirement benefit obligation was reduced by $23 million and $20 million, respectively, for assets funded for postretirement health care benefits.

5. REINSURANCE

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding to reinsurers under excess coverage and coinsurance contracts. The Company retains a maximum of $25 million of coverage per individual life and $35 million maximum of coverage per joint life. The Company has an excess reinsurance contract for disability income policies with retention limits varying based upon on coverage type.

The amounts shown in the accompanying consolidated financial statements are net of reinsurance. Policy benefit reserves at December 31, 1998 and 1997 were reported net of ceded reserves of $518 million and $435 million, respectively. The effect of reinsurance on premiums and benefits for the years ended December 31, 1998, 1997 and 1996 was as follows:

                                                     1998      1997      1996
                                                    -------   -------   -------
                                                           (IN MILLIONS)
Direct premiums...................................  $8,426    $7,647    $7,064
Premiums ceded....................................    (405)     (353)     (397)
                                                    -------   -------   -------
Net premium revenue...............................  $8,021    $7,294    $6,667
                                                    -------   -------   -------
                                                    -------   -------   -------
Benefits to policyowners and beneficiaries........  $8,869    $8,057    $7,348
Benefits ceded....................................    (182)     (136)     (147)
                                                    -------   -------   -------
Net benefits to policyowners and beneficiaries....  $8,687    $7,921    $7,201
                                                    -------   -------   -------
                                                    -------   -------   -------

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 1998, 1997 AND 1996

In addition, the Company received $121 million, $115 million and $93 million for the years ended December 31, 1998, 1997 and 1996, respectively, from reinsurers representing allowances for reimbursement of commissions and other expenses. These amounts are included in other income in the consolidated statement of operations.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

6. INCOME TAXES

Provisions for income taxes are based on current income tax payable without recognition of deferred taxes. The Company files a consolidated life-nonlife federal income tax return. Federal income tax returns for years through 1988 are closed as to further assessment of tax. Adequate provision has been made in the financial statements for any additional taxes which may become due with respect to the open years.

The Company's effective tax rate on gains from operations before taxes for the years ended December 31, 1998, 1997 and 1996 was 48%, 56%, and 67% respectively. The Company's effective tax rate exceeds the federal corporate rate of 35% primarily because, (1) the Company pays a tax that is assessed only on the surplus of mutual life insurance companies ("equity tax"), and (2) the Company must capitalize and amortize (as opposed to immediately deducting) an amount deemed to represent the cost of acquiring new business ("DAC tax").

7. ACQUISITION OF FRANK RUSSELL COMPANY

Pursuant to an Agreement and Plan of Merger, dated as of August 10, 1998, the Company acquired Frank Russell Company effective January 1, 1999 for a purchase price of approximately $950 million. Frank Russell is a leading investment management and consulting firm, providing investment advice, analytical tools and investment vehicles to institutional and individual investors in more than 30 countries.

In connection with its acquisition of Frank Russell Company, the Company will be required in 1999 to charge-off directly from surplus approximately $341 million, which represents the amount of acquisition goodwill less 10% of the Company's surplus at December 31, 1998. In addition, the Company will request permission from the OCI to charge-off the remaining $474 million of acquisition goodwill in 1999 and currently intends to do so.

In connection with the acquisition, the Company has unconditionally guaranteed certain debt obligations of Frank Russell Company, including $350 million of senior notes and up to $150 million of other credit facilities.

8. CONTINGENCIES

The Company has guaranteed certain obligations of its affiliates. These guarantees totaled approximately $133 million at December 31, 1998 and are generally supported by the underlying net asset values of the affiliates.

In addition, the Company routinely makes commitments to fund mortgage loans or other investments in the normal course of business. These commitments aggregated to $2.1 billion at December 31, 1998 and were extended at market interest rates and terms.

The Company is engaged in various legal actions in the normal course of its investment and insurance operations. In the opinion of management, any losses resulting from such actions would not have a material effect on the Company's financial position.

[LOGO]

                                     [LETTERHEAD]


REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Policyowners of The Northwestern Mutual Life Insurance Company

We have audited the accompanying consolidated statement of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 1998 and 1997, and the related consolidated statements of operations, of changes in surplus and of cash flows for each of the three years in the period ended December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, these consolidated financial statements were prepared in conformity with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from generally accepted accounting principles. Accordingly, the consolidated financial statements are not intended to represent a presentation in accordance with generally accepted accounting principles. The effects on the consolidated financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, the consolidated financial statements audited by us (1) do not present fairly in conformity with generally accepted accounting principles, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary at December 31, 1998 and 1997, or the results of their operations or their cash flows for each of the three years in the period ended December 31, 1998 because of the effects of the variances between the statutory basis of accounting and generally accepted accounting principles referred to in the preceding paragraph and (2) do present fairly, in all material respects, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary at December 31, 1998 and 1997 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, on the basis of accounting described in Note 1.

/s/ PricewaterhouseCoopers

January 25, 1999

                                  TABLE OF CONTENTS


                                                                          PAGE
                                                                          ----
GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . B-2

DISTRIBUTION OF THE CONTRACTS. . . . . . . . . . . . . . . . . . . . . . . B-2

DETERMINATION OF ANNUITY PAYMENTS. . . . . . . . . . . . . . . . . . . . . B-2
     Amount of Annuity Payments. . . . . . . . . . . . . . . . . . . . . . B-2
     Annuity Unit Value. . . . . . . . . . . . . . . . . . . . . . . . . . B-3
     Illustrations of Variable Annuity Payments. . . . . . . . . . . . . . B-3

VALUATION OF ASSETS OF THE ACCOUNT . . . . . . . . . . . . . . . . . . . . B-4

TRANSFERABILITY RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . B-4

EXPERTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-4

FINANCIAL STATEMENTS OF THE ACCOUNT. . . . . . . . . . . . . . . . . . . . B-5
(for the two years ended December 31, 1998)

REPORT OF INDEPENDENT ACCOUNTANTS. . . . . . . . . . . . . . . . . . . . . B-11
(for the two years ended December 31, 1998)

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL LIFE . . . . . . . . . . . . . B-12
(for the three years ended December 31, 1998)

REPORT OF INDEPENDENT ACCOUNTANTS. . . . . . . . . . . . . . . . . . . . . B-25
(for the three years ended December 31, 1998)